Exhibit 10.18

UNITED STATES

SUBSCRIPTION AGREEMENT FOR UNITS

TO:	INTERNATIONAL BATTERY METALS LTD. (the “Corporation”)

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to acquire the number of Units (as defined herein) set forth below for the aggregate subscription price set forth below (the “Aggregate Subscription Price”), representing a subscription price of C$0.4168 per Unit, upon and subject to the terms and conditions set forth in the “Terms and Conditions of Subscription for Units” attached hereto (the “Terms and Conditions of Subscription”). This agreement (this “Subscription Agreement”) is comprised of this face page, the Corporation’s signature page (page 2 hereof), the Terms and Conditions of Subscription and the Exhibits hereto.

Number of Units:	25,393,475	Deliver the Units as set forth below:

Aggregate Subscription Price:	C$10,584,000	EV Metals 7 LLC
	(Number of Units x C$0.4168	(Name of Recipient)

	EV Metals 7 LLC	(Account reference, if applicable)
(Name of Subscriber - please print)
		Jacob Warnock	[***]
By:	/s/ Jacob Warnock	(Contact Name)	(Telephone)
(Authorized Signature)
[***]
	Director	(Address)
(Official Capacity or Title - please print)
[***]
	[***]	(Address continued, including postal code)
(Subscriber’s Residential Address)
Register the Units as set forth below:
[***]
	(Subscriber’s Residential Address)	EV Metals 7 LLC
(Registration Name)
[***]
	(Telephone Number)	(Registration Name continued)
[***]
	[***]	(Address)
(E-Mail Address)
[***]
	By executing this Subscription Agreement, you are consenting to the collection, use and disclosure of information in the manner described in the privacy notices in Section 11 of this Subscription Agreement.	(Address continued, including postal code)

	The Subscriber is X or is not ☐ an “Insider” of the Corporation. The Subscriber is ☐ or is not X a “Registrant”. The Subscriber ☐ is or is not X a member of the “Pro Group”. (as such terms are defined herein)	The Subscriber owns, directly or indirectly, the following number and type of securities of the Corporation: Nil. _______________________________

[Remainder of page intentionally left blank. The Corporation’s signature page follows.]

ACCEPTANCE: The Corporation hereby accepts the subscription set forth above on the terms and conditions contained in this Subscription Agreement.

ACCEPTED AS OF March 2, 2025.

INTERNATIONAL BATTERY METALS LTD.

By:	/s/ Iris Janick
Authorized Signatory

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INVESTOR INSTRUCTIONS

1.	Please make sure you properly complete and duly execute the face page of the Subscription Agreement.

2.	One properly completed and duly executed copy of an Accredited Investor Certificate (US) in the form attached to this Subscription Agreement as Exhibit 1.

3.	A fully executed and completed Representation Letter in the form attached hereto as Exhibit 2 including Appendix A indicating that the Subscriber satisfies one of the categories therein and the following as applicable:

(a)	if the Subscriber is an “accredited investor” and an individual purchasing under paragraph (j), (j.1), (k) or (l) of the definition of “accredited investor” as set forth in Appendix A to Exhibit 2, a fully executed and completed Statement of Accredited Investor - Individual in the form attached hereto as Exhibit 3, and if subscribing under paragraph (j), (k) or (l), a fully executed and completed Risk Acknowledgement Form in the form attached hereto as Exhibit 5;

4.	if the Subscriber is an “accredited investor” and a person purchasing under paragraph (m) of the definition of “accredited investor” as set forth in Appendix A to Exhibit 2, a fully executed and completed Statement of Accredited Investor - Person in the form attached hereto as Exhibit 4.

5.	Return this executed Subscription Agreement and all applicable Exhibits attached hereto, together with payment, to the Corporation.

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TERMS AND CONDITIONS OF SUBSCRIPTION FOR UNITS

Terms of the Subscription for Units

1.	The Subscriber, on its own behalf and on behalf of any disclosed principal for whom the Subscriber is contracting under this Subscription Agreement (a “Disclosed Beneficial Purchaser”), hereby tenders to the Corporation this Subscription Agreement which confirms the Subscriber’s irrevocable subscription for and its agreement to purchase from the Corporation the number of Units set out on the face page hereof, all on the terms and subject to the conditions set out in this Subscription Agreement.

2.	The Subscriber acknowledges and agrees (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) that:

(a)	the purchased Units form part of a non-brokered offering (the “Offering”) of Units for proceeds of up to US$15,000,000, in one or more tranches (it being understood that the Subscriber shall have the right to participate in any such future tranches up to an aggregate of US$15,000,000, at a price per Unit equal to: (i) for any tranche closed prior to March 31, 2025, C$0.4168 per Unit; and (ii) for any tranche closed after March 31, 2025 and prior to February 28, 2026, five-day trading average price of the Common Shares on the TSX Venture Exchange (the “TSXV”) as of the closing of the applicable tranche of the Offering, less the maximum permissible discount to the market price of the Common Shares under the rules of the TSXV. For greater certainty, the subscription price for any tranche of the Offering is only valid for a period of 45 days from the date of the applicable news release, as prescribed in the rules of the TSXV. Each Unit is comprised of one Unit Share (as defined below) and one Unit Warrant (as defined below), with each Unit Warrant entitling the holder to purchase one Warrant Share at an exercise price of C$0.51 per Warrant Share for a period of four years from the date of issuance upon payment of the applicable exercise price under such Warrants. The Warrants will be created and issued pursuant to a warrant certificate (the “Warrant Certificate”) to be issued by the Corporation to the Subscriber on the Closing Date. The specific attributes of the Warrants will be set forth in the Warrant Certificate.

(b)	this subscription is subject to rejection or allotment by the Corporation in whole or in part. If this subscription is rejected in whole, any cheques or other forms of payment delivered to the Corporation representing the Aggregate Subscription Price will be promptly returned to the Subscriber without interest or deduction; and

(c)	the business, operations and affairs of the Corporation are subject to a number of risk factors, which are described in publicly available documents prepared by the Corporation and filed with applicable securities regulatory authorities in Canada.

Definitions

3.	In this Subscription Agreement, the following words have the following meanings unless otherwise indicated:

(a)	“Aggregate Subscription Price” has the meaning ascribed thereto on the face page hereof;

(b)	“Applicable Securities Laws” means, as applicable, any and all securities laws including, statutes, rules, regulations, by-laws, policies, guidelines, orders, decisions, rulings and awards of the securities regulators in each of the Selling Jurisdictions, and the policies of the TSXV;

(c)	“Closing Date” has the meaning ascribed thereto in Section 7;

(d)	“Closing Time” has the meaning ascribed thereto in Section 7;

(e)	“Common Shares” means common shares in the capital of the Corporation;

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(f)	“control person” has the same meaning as in securities legislation except in Manitoba, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Prince Edward Island and Québec where control person means any person that holds or is one of a combination of persons that holds:

(i)	a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or

(ii)	more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of the issuer;

(g)	“Corporation IP” means the Intellectual Property that is necessary and material to the business of the Corporation and its subsidiaries as presently conducted or as proposed to be conducted (and as described in the Public Record) and that is owned by and has been developed by or for, or is being developed by or for, the Corporation or its subsidiaries, as the case may be, other than Licensed IP;

(h)	“Definitive Agreements” has the meaning ascribed thereto in Section 6(h);

(i)	“DRS Statement” means an ownership statement representing Unit Shares;

(j)	“Environmental Laws” means all applicable federal, provincial, state, local, municipal or foreign statute, law, rule, regulation, ordinance, code, legally binding policy or rule of common law or civil law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, occupational health and safety, product safety or liability, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of Hazardous Materials or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials;

(k)	“Environmental Permits” includes all orders, permits, certificates, approvals, consents, registrations and licences issued by any authority of competent jurisdiction under any Environmental Law;

(l)	“Governmental Body” means any federal, provincial, state, municipal, county or regional governmental or quasi-Governmental Body, domestic or foreign, and includes any ministry, department, court, tribunal, arbitral body, commission, bureau, board, administrative or other agency or regulatory body or instrumentality thereof, any quasi-governmental body or private body exercising regulatory, expropriation or taxing authority under or for the account, if any, of the foregoing and any self-regulatory authority and, for greater certainty, includes the TSXV and any securities commissions or other securities regulatory authorities in Alberta, British Columbia or Ontario;

(m)	“Hazardous Materials” means chemicals, pollutants, contaminants, asbestos, wastes, toxic substances, hazardous substances, petroleum or petroleum products;

(n)	“individual” means a natural person, but does not include:

(i)	a partnership, unincorporated association, unincorporated syndicate, unincorporated organization or a trust, or

(ii)	a natural person in the person’s capacity as trustee, executor, administrator or other legal representative;

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(o)	“Insider” means:

(i)	a director or an officer of an issuer;

(ii)	a director or an officer of a company that is itself an insider or a subsidiary of an issuer;

(iii)	a person that has:

(A)	beneficial ownership of, or control or direction over, directly or indirectly; or

(B)	a combination of beneficial ownership of, and control or direction over, directly or indirectly,

securities of an issuer carrying more than 10% of the voting rights attached to all the issuer’s outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of distribution;

(iv)	an issuer that has purchased, redeemed or otherwise acquired a security of its own issue, for so long as it continues to hold that security;

(v)	a person designated as an insider in an order made under applicable securities laws; or

(vi)	a person that is in a prescribed class of persons;

(p)	“Intellectual Property” means any of the following, as they exist anywhere in the world, whether registered or unregistered: all trade or brand names, business names, trademarks, service marks, copyrights, patents, patent rights, licenses, industrial designs, know-how (including trade secrets and other unpatented or unpatentable proprietary or confidential information, systems or procedures), software, inventions, designs and other industrial or intellectual property of any nature whatsoever;

(q)	“IRA Amendment” has the meaning ascribed thereto in Section 6(h);

(r)	“Investor Rights Agreement” means the investor rights agreement dated February 23, 2024 among the Corporation and EV Metals I LLC, EV Metals II LLC, EV Metals III LLC, EV Metals IV LLC, EV Metals V LLC, EV Metals VI LLC, Elegante Energy LLC, Perk Salar LLC and Jaw Puerto Rico Trust.

(s)	“knowledge of the Corporation” (or similar phrases) means actual knowledge, after due enquiry, of the Co- Chief Executive Officers and Chief Financial Officer of the Corporation;

(t)	“Licensed IP” means the Intellectual Property that is necessary and material to the business of the Corporation as presently conducted or as proposed to be conducted (and as described in the Public Record) and that is owned by any person other than the Corporation, and for which the Corporation is licensed to practice or use;

(u)	“Material Adverse Effect” means any change (including a decision to implement such a change made by the board of directors or by senior management who believe that confirmation of the decision of the board of directors is probable), event, violation, inaccuracy, circumstance, development or effect that is materially adverse to the business, assets (including intangible assets), capitalization, liabilities (contingent or otherwise), condition (financial or otherwise), prospects or results of operations of the Corporation, whether or not arising in the ordinary course of business;

(v)	“NI 45-106” means National Instrument 45-106 - Prospectus Exemptions;

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(w)	“Offering” has the meaning ascribed thereto in Section 2(a);

(x)	“person” includes

(i)	an individual,

(ii)	a corporation,

(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(iv)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

(y)	“Pro Group” has the meaning ascribed thereto in the policies of the TSXV;

(z)	“Public Record” means all information filed by or on behalf of the Corporation with a securities regulatory authority in Canada that is accessible to the public on the Corporation’s profile at www.sedarplus.ca;

(aa)	“Registrant” means a person registered or required to be registered under Applicable Securities Laws;

(bb)	“Securities” means, collectively, the Units, the Unit Shares, the Unit Warrants and the Warrant Shares;

(cc)	“Subscriber” has the meaning ascribed thereto on the face page hereof;

(dd)	“Subsidiary” and “Subsidiaries” have the meanings ascribed thereto in Section 5(i); (ee) “Subscription Agreement” has the meaning ascribed thereto on the face page hereof;

(ff)	“Terms and Conditions of Subscription” has the meaning ascribed thereto on the face page hereof;

(gg)	“Transaction Documents” means, collectively, this Agreement, the IRA Amendment and the Warrant Certificate.

(hh)	“TSXV” means TSX Venture Exchange.

(ii)	“Unit Shares” means the Common Shares comprising the Units;

(jj)	“Unit Warrants” means the Common Share purchase warrants of the Corporation comprising the Units, exercisable for a period of four years from the date of issuance at a price of C$0.51 per Warrant Share, the terms and conditions of which will be set out in the certificate(s) representing such Unit Warrants;

(kk)	“Units” means units of the Corporation, each comprised of one Unit Share and one Unit Warrant;

(ll)	“United States” means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia;

(mm)	“U.S. GAAP” means United States Generally Accepted Accounting Principles;

(nn)	“U.S. Person” means a “U.S. person” as such term is defined in Rule 902(k) of Regulation S under the U.S. Securities Act;

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(oo)	“U.S. Securities Act” means the United States Securities Act of 1933, as amended;

(pp)	“Warrant Certificate” has the meaning ascribed thereto in Section 2(a); and

(qq)	“Warrant Shares” means the Common Shares issuable upon exercise of the Unit Warrants.

Representations, Warranties and Covenants by Subscriber

4.	The Subscriber represents, warrants to and covenants to the Corporation (and acknowledges that the Corporation is relying thereon), both at the date hereof and at the Closing Time, that:

(a)	it has been duly incorporated or created, as the case may be, and is valid and subsisting under the laws of its jurisdiction of incorporation or creation, it has the legal capacity to enter into and be bound by this Subscription Agreement and further certifies that all necessary approvals of directors, shareholders or otherwise have been given and obtained; and

(b)	the execution, delivery and performance by the Subscriber of this Subscription Agreement and the consummation by the Subscriber of the transactions contemplated herein is duly authorized, and no other corporate proceedings on the part of the Subscriber are, or will before the Closing Time be, necessary to authorize the execution, delivery and performance of this Subscription Agreement and the transactions contemplated hereby; and

(c)	this Subscription Agreement has been duly executed and delivered by the Subscriber and, when duly executed and delivered by the Corporation, this Subscription Agreement will constitute a legal, valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors rights generally or by equitable principles relating to enforceability, regardless of whether considered in a proceeding in equity or at law; and

(d)	it understands that applicable securities laws generally prohibit any person who has material, non- public information concerning an issuer from purchasing or selling securities of the issuer, or from communicating such information to any other person except in the necessary course of business; and

(e)	it has relied solely upon publicly available information relating to the Corporation and not upon any verbal or written representation as to fact or otherwise made by or on behalf of the Corporation; and

(f)	it is resident in the jurisdiction indicated on the face page of this Subscription Agreement as the “Subscriber’s Residential Address” and the purchase by and sale to the Subscriber of the Units and any act, solicitation, conduct or negotiation directly or indirectly in furtherance of such purchase and sale has occurred only in such jurisdiction; and

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(g)	the Subscriber, on its own behalf and (if applicable) on behalf of each Disclosed Beneficial Purchaser for whom it is acting, represents, warrants and certifies that it and each beneficial purchaser is an “accredited investor”, as such term is defined in each of Rule 501(a) of Regulation D under the U.S. Securities Act and National Instrument 45-106 – Prospectus Exemptions (“NI 45-106”) promulgated under British Columbia securities laws, and further certifies that the Subscriber and (if applicable) each such Disclosed Beneficial Purchaser, as the case may be, falls into one or more of the categories as indicated in each of Exhibit 1 hereto and Appendix A to Exhibit 2 hereto and it was not created or used solely to purchase or hold securities as an accredited investor described under section (m) of the definition of “accredited investor” in NI 45-106 and the Subscriber has concurrently completed, executed and delivered the following, as applicable:

(i)	One (1) properly completed and duly executed copy of an Accredited Investor Certificate in the form attached to this Subscription Agreement as Exhibit 1;

(ii)	a Representation Letter in the form attached as Exhibit 2 to this Subscription Agreement and has initialed in Appendix A thereto indicating that the Subscriber satisfies one of the categories of “accredited investor”; and

(iii)	if subscribing as an individual under paragraph (j), (j.1), (k) or (l) of the definition of “accredited investor”, a Statement of Accredited Investor - Individual in the form attached as Exhibit 3 to this Subscription Agreement, and if subscribing as an individual under paragraph (j), (k) or (l) of the definition of accredited investor, a Risk Acknowledgement Form in the form attached as Exhibit 5 to this Subscription Agreement; or

(iv)	if subscribing as a person under paragraph (m) of the definition of “accredited investor”, a Statement of Accredited Investor - Person in the form attached as Exhibit 4 to this Subscription Agreement; and

(h)	it has such knowledge, skill and experience in financial, investment and business matters as to be capable of evaluating the merits and risks of an investment in the Units and it is able to bear the economic risk of loss of its entire investment. To the extent necessary, the Subscriber has retained, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of the Subscription Agreement and owning Units; and

(i)	the Corporation has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and it has had access to such information concerning the Corporation as it has considered necessary or appropriate in connection with its investment decision to acquire the Units, and that any answers to questions and any request for information have been complied with to the Subscriber’s satisfaction; and

(j)	it understands and acknowledges that there may be material tax consequences to the Subscriber of an acquisition or disposition of any of the Securities, and that the Corporation gives no opinion and makes no representation with respect to the tax consequences to the Subscriber (or any beneficial purchaser) under United States, state, local or foreign tax law of the Subscriber’s acquisition or disposition of such Securities, including, without limitation, with respect to the potential applicability of United States federal income taxation rules relating to “passive foreign investment companies” and “qualified electing fund” elections. The Subscriber understands and acknowledges that the Corporation has not made any determination as to whether it will be deemed to be a “passive foreign investment company” in respect of the current year or any future year, and that if the Corporation were to be deemed to be a “passive foreign investment company” in respect of any year in which the Subscriber owns any Securities, there may be material adverse tax consequences to the Subscriber, and the Subscriber may not be able to mitigate such adverse tax consequences; and

(k)	it is subscribing for the Units as principal for its own account and not for the benefit of any other person (within the meaning of applicable securities laws), for investment purposes, and not with a view to the resale or distribution of all or any of the Securities in violation of United States federal or state securities laws, and this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of the Subscriber; and

(l)	it is aware that the Securities have not been and will not be registered under the U.S. Securities Act, or the securities laws of any state, and that the Securities may not be offered or sold, directly or indirectly, in the United States or to a U.S. Person without registration under the U.S. Securities Act and all applicable U.S. state securities laws or compliance with requirements of an exemption from such registration requirements is available and it acknowledges that the Corporation has no obligation or present intention of filing a registration statement under the U.S. Securities Act in respect of the Securities; and

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(m)	it undertakes and agrees that it will not offer or sell any of the Securities in the United States or to a U.S. Person unless such Securities are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available; and

(n)	in the event that the Subscriber requests that the certificates and/or DRS Statements representing the Units be registered and/or delivered in the name of someone with an address in a jurisdiction other than the jurisdiction of its residence as set out on the face page hereof, it has done so only for safekeeping or as a bare trusteeship with respect to such certificates and/or DRS Statements in accordance with its normal business practice and no act, solicitation, conduct or negotiation directly or indirectly in furtherance of the sale of the Units has occurred in this other jurisdiction; and

(o)	the Subscriber is acting at “arm’s length” with the Corporation, as such term is defined in applicable securities legislation, and has not received any financial assistance from the Corporation in respect of the purchase of the Units; and

(p)	it has been independently advised as to restrictions with respect to trading in the Securities imposed by applicable securities legislation in the jurisdiction in which it resides; it confirms that no representation has been made to it by or on behalf of the Corporation with respect thereto; it acknowledges that it is aware of the characteristics of the Securities, the risks relating to an investment therein and of the fact that it may not be able to resell the Securities except in accordance with limited exemptions under applicable securities legislation and regulatory policy until expiry of the applicable hold period and compliance with the other requirements of applicable law; and it agrees that any certificates and/or DRS Statements representing the Securities (and any replacement certificate and/or DRS Statement issued before the expiration of any applicable hold periods), if required by applicable securities laws, shall bear substantially the following legend indicating that the resale of such securities is restricted:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [THE DATE WHICH IS FOUR MONTHS AND ONE DAY FOLLOWING CLOSING].

The Subscriber understands that in addition to such other legends that may be required pursuant to applicable securities laws and regulatory requirements, all certificates and/or DRS Statements representing the Securities, as well as all certificates and/or DRS Statements issued in exchange for or in substitution of the foregoing securities, until such time as is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, will bear a legend to the following effect:

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY: (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH LOCAL LAWS AND REGULATIONS, (C) IN ACCORDANCE WITH THE EXEMPTION

FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (1) RULE 144 THEREUNDER, IF AVAILABLE, OR (2) RULE 144A THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY STATE SECURITIES LAWS, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF (C)(1) OR (D), THE SELLER HAS FURNISHED TO THE CORPORATION AND ITS TRANSFER AGENT AN OPINION OF COUNSEL OF RECOGNIZED STANDING OR OTHER EVIDENCE IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION TO THAT EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

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provided, that if such Securities are being sold in accordance with the requirements of Rule 904 of Regulation S (“Regulation S”) promulgated under the U.S. Securities Act, as referred to above, and in compliance with local laws and regulations, the legend may be removed by providing a declaration to the Corporation and its transfer agent for such Securities, in the form attached hereto as Exhibit 6 (or such other form as the Corporation may prescribe from time to time);

notwithstanding the foregoing, the Corporation’s transfer agent may impose additional requirements for the removal of legends from Securities sold in accordance with Rule 904 of Regulation S in the future;

provided further, that, if any such Securities are being sold pursuant to Rule 144 under the U.S. Securities Act, the legend may be removed by delivery to the Corporation and its transfer agent for such Securities of an opinion of counsel of recognized standing reasonably satisfactory to the Corporation to the effect that such legend is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws; and

(q)	it consents to the Corporation making a notation on its records or giving instructions to the registrar and transfer agent of the Corporation in order to implement the restrictions on transfer and exercise with respect to the Securities set forth and described herein; and

(r)	it is aware that the Securities shall constitute “restricted securities” within the meaning of Rule 144(a)(3) under the U.S. Securities Act; and

(s)	it is aware that the offer and sale contemplated hereby is being made in the United States and to U.S. Persons solely to “accredited investors”, as such term is defined in Rule 501(a) of Regulation D in reliance on a private placement exemption available to the Corporation under Rule 506(b) of Regulation D and similar exemptions under applicable state securities laws; and

(t)	it understands that if it decides to offer, sell, pledge or otherwise transfer any of the Securities, such Securities may be offered, sold, pledged or otherwise transferred, directly or indirectly, only: (i) to the Corporation; (ii) outside the United States in accordance with Rule 904 of Regulation S and in compliance with applicable local laws and regulations; (iii) in accordance with the exemption from registration under the U.S. Securities Act provided by (A) Rule 144 thereunder, if available, or (B) Rule 144A thereunder, if available, and in compliance with any applicable state securities laws; or (iv) in another transaction that does not otherwise require registration under the U.S. Securities Act or any applicable state securities laws, and in the case of (iii)(A) and (iv), the seller has furnished to the Corporation and its transfer agent an opinion to such effect from counsel of recognized standing or other evidence reasonably satisfactory to the Corporation and its transfer agent in connection with such transaction; and

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(u)	it acknowledges and agrees not to sell, assign, transfer, pledge, encumber or otherwise of any the Units, or any beneficial interest therein, to any person (other than the Corporation) unless and until the proposed transferee confirms to the reasonable satisfaction of the Corporation that neither the proposed transferee nor any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members nor any person that would be deemed a beneficial owner of those securities (in accordance with Rule 506(d) of the Securities Act) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act (a “Bad Actor Disqualification”), except as set forth in Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed, reasonably in advance of the transfer, in writing in reasonable detail to the Corporation; and

(v)	it acknowledges and agrees that it will promptly notify the Corporation in writing if such Subscriber or, to such Subscriber’s knowledge, any person specified in Rule 506(d)(1) under the Securities Act becomes subject to any Bad Actor Disqualification; and

(w)	it acknowledges that it has not purchased the Units as a result of any “general solicitation” or “general advertising” (as those terms are used in Regulation D), including, but not limited to, any advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or on the internet or broadcast over radio, television or the internet, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(x)	it understands and acknowledges that the Corporation is not (i) obligated to file with the United States Securities and Exchange Commission or with any state securities regulatory authority any registration statement in respect of resales of the Securities in the United States or (ii) obligated to take and has no present intention of taking, if necessary, any actions to make Rule 144 available for resales of the Securities; and

(y)	it acknowledges that it has been advised to consult its own legal counsel in its jurisdiction for full particulars of applicable resale restrictions and that it is the Subscriber’s responsibility to comply with such restrictions before selling the Securities; and

(z)	it acknowledges and agrees that the Unit Warrants comprising a portion of the Units may not be exercised by, or for the account or benefit of, a U.S. Person or a person in the United States unless an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available to the holder and the holder has furnished an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Corporation to such effect or, at the Corporation’s option, as applicable, other evidence of exemption satisfactory to the Corporation; provided, however, that a U.S. Accredited Investor that purchased Units for its own account or for the account or benefit of a beneficial purchaser, and completed the certificate attached as Exhibit 2 to the Subscription Agreement, will not be required to deliver an opinion of counsel in connection with its exercise of the Unit Warrants on its own behalf or on behalf of such beneficial purchaser, at a time when it, and such beneficial purchaser, are U.S. Accredited Investors, the representations and warranties made herein remain true and correct as of the date of exercise of the Unit Warrants and have provided the Corporation, with a representation to such effect; and

(aa)	it is aware that its ability to enforce civil liabilities under the United States federal securities laws may be affected adversely by, among other things: (i) the fact that the Corporation is organized under the laws of British Columbia, Canada; (ii) some or all of the directors and officers of the Corporation may be residents of countries other than the United States; and (iii) all or a substantial portion of the assets of the Corporation and such persons may be located outside the United States; and

(bb)	the Subscriber has not received or been provided with, nor has it requested, nor does it have any need to receive, any offering memorandum, prospectus, sales or advertising literature or any other document (other than, if any, any continuous disclosure document, other than an offering memorandum, the content of which is prescribed by statute or regulation) describing or purporting to describe the business and affairs of the Corporation which has been prepared for delivery to, and review by, prospective purchasers in order to assist them in making an investment decision in respect of the Units; and

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(cc)	it has not become aware of any advertisement in printed media of general and regular paid circulation (or other printed public media), radio, television or telecommunications or other form of advertisement (including electronic display such as the Internet) with respect to the distribution of the Units; and

(dd)	it acknowledges that:

(i)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Units;

(ii)	there is no government or other insurance covering the Units;

(iii)	there are risks associated with the purchase of the Units; and

(iv)	it is able to bear the economic risk of loss of its entire investment in the Units; and

(ee)	it confirms that neither the Corporation nor any of its directors, officers, employees or representatives have made any representations (oral or written) to the Subscriber:

(i)	that any person will resell or repurchase the Units;

(ii)	that any person will refund any portion of the purchase price of the Units; or

(iii)	as to the future price or value of the Units; and

(ff)	it does not, nor does it intend to, act jointly or in concert with any other person or company for the purposes of acquiring securities of the Corporation; and

(gg)	this Subscription Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber; and

(hh)	it acknowledges that the Corporation’s counsel is acting as counsel to the Corporation and not as counsel to the Subscriber; and

(ii)	it acknowledges that the Corporation may complete additional financings in the future in order to develop the business of the Corporation and to fund its ongoing development; that there is no assurance that such financings will be available and, if available, may be completed on reasonable terms; any such future financings may have a dilutive effect on current or future securityholders, including the Subscriber; and if such future financings are not available, the Corporation may be unable to fund its ongoing development; and

(jj)	it understands that the Units are being offered for issuance only on a “private placement” basis and that the issuance and delivery of the Units is conditional upon such issuance being exempt from the requirements under applicable securities laws as to the filing of a prospectus or delivery of an offering memorandum or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or delivering an offering memorandum and, as a consequence: (i) it is restricted from using most of the civil remedies available under applicable securities legislation; (ii) it may not receive information that would otherwise be required to be provided to it under applicable securities laws; and (iii) the Corporation is relieved from certain obligations that would otherwise apply under applicable securities laws; and

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(kk)	if required by applicable securities laws, regulations, rules, policies or orders or by any securities commission, stock exchange (including the TSXV) or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Corporation in filing such reports, undertakings and other documents with respect to the issue of the Units; and

(ll)	it will not resell the Securities except in accordance with the provisions of applicable securities laws, regulations, rules, policies and orders and stock exchange rules (including the policies of the TSXV), if applicable, in the future; and

(mm)	the entering into of this Subscription Agreement and the transactions contemplated hereby will not result in a violation of any of the terms or provisions of any law applicable to the Subscriber or any of the Subscriber’s constating documents, or any agreement to which the Subscriber is a party or by which it is bound; and

(nn)	it has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment in the Units and it is able to bear the economic risk of loss of its entire investment; and

(oo)	except for the Subscriber’s knowledge regarding its subscription for Units hereunder, the Subscriber has no knowledge of a “material fact” or a “material change” (as such terms are defined in the Securities Act (British Columbia)) in the affairs of the Corporation that has not been generally disclosed to the public; and

(pp)	it is not named on or blocked by any of the following lists (the “Prohibited Lists”) promulgated by the Department of Foreign Affairs, Trade and Development Canada, or the Department of Public Safety Canada:

(i)	the List of Names subject to the Regulations Establishing a List of Entities made under subsection 83.05(1) of the Criminal Code (Canada);

(ii)	the List of Names subject to the Regulations Implementing the United Nations Resolutions on the Suppression of Terrorism; and

(iii)	the List of Names subject to the United Nations Al-Qaida and Taliban Regulations.

The Subscriber acknowledges and agrees that because the foregoing lists are subject to change from time to time, it is the responsibility of the Subscriber to ensure that each representation made by the Subscriber is true and correct as of the date of this Subscription Agreement; and

(qq)	none of the funds the Subscriber is using to purchase the Units are proceeds obtained or derived, directly or indirectly, as a result of illegal activities and the Aggregate Subscription Price which will be advanced by the Subscriber to the Corporation hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLA”) and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLA. To the best of its knowledge, none of the subscription funds to be provided by the Subscriber: (i) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States, or any other jurisdiction; or (ii) are being tendered on behalf of a person or entity who has not been identified to the Subscriber. The Subscriber shall promptly notify the Corporation if the Subscriber discovers that any of such representations ceases to be true, and to provide the Corporation with appropriate information in connection therewith; and

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(rr)	it acknowledges that it has been encouraged to and should obtain independent legal, income tax and investment advice with respect to its subscription for these Units and accordingly, has had the opportunity to obtain any necessary advice as to the meanings of all terms contained herein relevant to the Subscriber for purposes of giving representations, warranties and covenants under this Subscription Agreement; and

(ss)	the Subscriber agrees that the Corporation may be required by law or otherwise to disclose to regulatory authorities the identity of the Subscriber and if applicable the beneficial purchaser for whom the Subscriber may be acting; and

(tt)	the Subscriber agrees that the above representations, warranties and covenants in this subsection will be true and correct both as of the execution of this subscription and as of the Closing Date.

Representations, Warranties, Covenants and Acknowledgements by the Corporation

5.	The Corporation represents, warrants to and covenants with the Subscriber (and acknowledges that the Subscriber is relying thereon), both at the date hereof and at the Closing Time, except as otherwise disclosed in the Public Record, that:

(a)	the Corporation and each Subsidiary is a corporation duly incorporated and validly existing under the laws of the respective jurisdiction of incorporation for such entity, and has all necessary corporate power and authority to own, lease and operate its properties and assets, to carry on its business as it is currently conducted and proposed to be conducted as disclosed in the Public Record, to enter into and perform its obligations under this Agreement, and any other material agreement to which it is a party, to undertake the Offering and all other transactions contemplated herein and is not in default of its corporate filings, and, to the knowledge of the Corporation, no steps or proceedings have been taken by any person, voluntary or otherwise, requiring or authorizing its dissolution or winding-up;

(b)	the Corporation has all requisite corporate power, authority and capacity to enter into this Agreement and to perform the transactions contemplated herein, including, without limitation, the issuance of the Common Shares, the Warrants, and the Warrant Shares issuable upon exercise of the Warrants;

(c)	at the Closing Time, all consents, approvals, permits, authorizations or filings as may be required to be made or obtained by the Corporation under applicable securities laws and the rules and regulations of the TSXV necessary for the execution and delivery of this Agreement and the creation, issuance and sale, as applicable, of the Common Shares, the Warrants and the Warrant Shares, as applicable, and the consummation of the transactions contemplated hereby, will have been made or obtained, as applicable (other than the filing of reports required under applicable securities laws within the prescribed time periods and the filing of standard documents with the TSXV, which documents shall be filed as soon as practicable after the applicable Closing and, in any event, within 10 calendar days of the applicable Closing or within such other deadline imposed by applicable securities laws or the TSXV);

(d)	the Common Shares, the Warrants and the Warrant Shares issuable upon the conversion or exercise of the Warrants, as applicable, have been authorized and reserved and allotted for issuance;

(e)	at the Closing, the Common Shares and the Warrants will be duly and validly issued and created;

(f)	upon the due exercise of the Warrants in accordance with the respective provisions thereof, the Warrant Shares will be duly and validly issued as fully paid and non-assessable Common Shares on payment of the exercise price therefor;

(g)	at the Closing, each of the Transaction Documents shall have been duly authorized and executed and delivered by the Corporation and upon such execution and delivery, and assuming the Transaction Documents are valid, legal and binding obligations of the other parties hereto or thereto, each shall constitute a valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally and except as limited by the application of equitable principles, and by the fact that rights to indemnity, contribution and waiver, and the ability to sever unenforceable terms, may be limited by applicable law;

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(h)	the execution and delivery of the Transaction Documents, the performance by the Corporation of its obligations thereunder (including, without limitation, the issuance of the Common Shares and Warrants comprising the Units, and the Warrant Shares issuable upon exercise of the Warrants) does not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (whether after notice or lapse of time or both), (i) any law applicable to the Corporation or the Subsidiaries (as defined below), including, without limitation, the securities laws and the policies, rules and regulations of the TSXV; (ii) the constating documents or resolutions of the directors or shareholders of the Corporation or the Subsidiaries which are in effect at the date hereof; (iii) any material mortgage, note, indenture, contract, agreement, joint venture, partnership, instrument, lease or other document to which the Corporation or the Subsidiaries are a party or by which they are bound; or (iv) any judgment, decree or order binding the Corporation, or the Subsidiaries, or its property, or assets;

(i)	the Corporation has two subsidiaries, IBAT USA Inc., and Selective Adsorption Lithium, Inc. (the “Subsidiaries”, and each, a “Subsidiary”);

(j)	the Corporation directly or indirectly controls all of the issued and outstanding shares of the Subsidiaries, such shares are free and clear of all encumbrances, claims or demands whatsoever and no person has any agreement, option, right or privilege (whether pre-emptive or contractual) capable of becoming an agreement, for the purchase from the Corporation or the Subsidiaries of any interest in any of the shares in the capital of the Subsidiaries other than Permitted Liens. All of the issued and outstanding shares of the Subsidiaries are outstanding as fully paid and non-assessable shares;

(k)	the corporate records and minute books of the Corporation are complete and accurate in all material respects and contain the minutes of all meetings and all resolutions of directors and shareholders of the Corporation (subject to ordinary course updating to be completed both before and after the Closing);

(l)	the authorized capital of the Corporation consists of an unlimited number of common shares, of which 242,908,091 Common Shares are issued and outstanding as fully paid and non-assessable shares in the capital of the Corporation as at the date hereof;

(m)	other than pursuant to the provisions of this Agreement or as disclosed in the Public Record, as of the date hereof, no person, firm, corporation or other entity holds any securities convertible or exchangeable into securities of the Corporation or now has any agreement, warrant, option, right or privilege (whether pre-emptive or contractual) being or capable of becoming an agreement, option or right for the purchase, subscription or issuance of any unissued shares, securities (including convertible securities) or warrants of the Corporation other than (i) outstanding stock options issued to directors, officers, employees and key consultants of the Corporation under the Corporation’s stock option plan exercisable into an aggregate of 13,033,216 Common Shares as at the date hereof, subject to adjustments in accordance with their terms; and (ii) Common Share purchase warrants exercisable into an aggregate of 43,544,421 Common Shares as at the date hereof, subject to adjustments in accordance with their terms;

(n)	to the knowledge of the Corporation, there are no shareholders’ agreements, voting trusts, proxy or other agreements governing the rights of shareholders of the Corporation other than the Investor Rights Agreement and a registration rights agreement dated May 3, 2024 between the Corporation and EV Metals VI LLC. Other than Encompass Capital Advisors LLC (“Encompass”), on its own behalf and with respect to funds managed by Encompass including BEMAP Master Fund Ltd., Blackstone CSP-MST FMAP Fund, Encompass Capital EL Master Fund L.P., Encompass Capital Energy Transition Master Fund L.P., and Encompass Capital Master Fund L.P., holders of the outstanding Common Shares of the Corporation are not entitled to pre-emptive or other rights to subscribe for the Common Shares, including after exercise or conversion of any security or right to acquire any security;

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(o)	the Corporation and the Subsidiaries have conducted and are conducting their business in compliance in all material respects with all applicable laws of each jurisdiction in which their business is carried on and each is duly licensed, registered or qualified in all jurisdictions in which it owns, leases or operates its property or carries on business to enable its business to be carried on as it is now conducted and its property and assets to be owned, leased or operated, and all such licenses, registrations or qualifications are valid and existing and in good standing;

(p)	all material agreements to which the Corporation and the Subsidiaries are a party are in good standing and in full force and effect and no material default or breach exists in respect of any of them on the part of the Corporation or the Subsidiaries, as applicable and, to the knowledge of the Corporation, no event has occurred which, after the giving of notice or the lapse of time or both would constitute such a default or breach and which would have a Material Adverse Effect;

(q)	there has not been any material change in the consolidated assets, liabilities or obligations (absolute, contingent or otherwise) of the Corporation from the position set forth in the Public Record and there has not been any adverse material change in the business, operations, capital or condition (financial or otherwise) or results of the operations of the Corporation or the Subsidiaries since March 31, 2024, and since that date, except as publicly disclosed, there have been no material facts, transactions, events or occurrences relating directly to the Corporation or the Subsidiaries which could reasonably be expected to have a Material Adverse Effect;

(r)	the Corporation and the Subsidiaries have not approved, are not contemplating, have not entered into, and have no knowledge of:

(i)	a change of control (by sale or transfer of shares or sale of all or substantially all of the assets or otherwise) of the Corporation or the Subsidiaries;

(ii)	a proposed or planned disposition of any securities by any insider (as defined above and under Applicable Securities Laws) or any shareholder who owns, directly or indirectly, 5% or more of the issued and outstanding securities of the Corporation or the Subsidiaries; or

(iii)	any written or oral agreement, option, understanding or commitment or any right or privilege capable of becoming such, for the purchase, sale, transfer or other disposition of any material property or assets or any interest therein owned directly or indirectly by the Corporation or the Subsidiaries;

(s)	no acquisitions or dispositions have been made by the Corporation in the three most recently completed fiscal years that are “significant acquisitions” or “significant dispositions”, and the Corporation and the Subsidiaries are not a party to and have not approved the entering into of any contract or agreement with respect to any acquisition or disposition of material property or assets which would require disclosure under applicable securities laws;

(t)	as at the date hereof, the Corporation has no reason to believe that any person intends to cease dealing with the Corporation or the Subsidiaries on substantially the same terms as such person presently deals with the Corporation or the Subsidiaries, which may have or result in a Material Adverse Effect;

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(u)	the Corporation and each Subsidiary has good title to all real, immovable, personal and movable properties owned by it, free and clear of all liens of any kind;

(v)	other than as disclosed in the Public Record, there are no actions, suits, judgements, proceedings, investigations or inquiries of any kind whatsoever outstanding, pending or to the knowledge of the Corporation or the Subsidiaries, threatened against or affecting the Corporation or the Subsidiaries at law or in equity or before or by any federal, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, which could have a Material Adverse Effect, and the Corporation has no knowledge of any basis on which any such matter might be commenced with any reasonable likelihood of success;

(w)	the Corporation has not, directly or indirectly, declared or paid any dividend or declared or made any other distribution on any of its securities of any class, and have not directly or indirectly, redeemed, purchased or otherwise acquired any of its Common Shares or securities or agreed to do so. Other than restrictions under applicable securities laws, other than the Transaction Documents, there is no restriction on or impediment to the declaration or payment of any dividend or other distribution on the Common Shares in the constating documents of the Corporation or in any agreement, mortgage, note, debenture, indenture or other instrument or document to which the Corporation is party;

(x)	other than as disclosed in the Public Record, the Corporation and the Subsidiaries do not owe any material amount to, nor has the Corporation or the Subsidiaries made any present loans to, or borrowed any amount from or is otherwise indebted to, any officer, director, employee or security holder of the Corporation or the Subsidiaries or any of its affiliates or any person not dealing at “arm’s-length” (as such term is defined in the Income Tax Act (Canada)) with any of them except for usual employee reimbursements and compensation paid in the ordinary and normal course of its business. Except for usual arrangements made in the ordinary and normal course of the business and other than as disclosed in the Public Record, the Corporation and the Subsidiaries are not a party to any material contract, agreement or understanding with any officer, director, employee or security holder of the Corporation or the Subsidiaries or any of its affiliates or any other person not dealing at arm’s-length with the Corporation or the Subsidiaries;

(y)	policies of insurance issued by insurers of recognized financial responsibility are maintained in respect of the operations, properties and assets, employees, directors and officers of the Corporation and the Subsidiaries in such amounts and covering such risks as are prudent and customary in the Corporation’s or the Subsidiaries’ business. All such policies of insurance are in full force and effect and no material default exists under such policies of insurance as to the payment of premiums or otherwise under the terms of any such policy, there are no material claims by the Corporation or the Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; to the knowledge of the Corporation and the Subsidiaries, the Corporation and the Subsidiaries will be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business. The Corporation and the Subsidiaries have not been denied any insurance coverage which it has sought or for which it has applied;

(z)	the Corporation is in compliance in all respects with its timely and continuous disclosure obligations under Applicable Securities Laws;

(aa)	the audited consolidated financial statements of the Corporation as at and for the financial years ended March 31, 2024 and 2023, and the unaudited condensed consolidated interim financial statements of the Corporation for the three and six months ended September 30, 2024 and 2023 (collectively, the “Financial Statements”): (i) are, in all material respects, consistent with the books and records of the Corporation; (ii) have been prepared in accordance with U.S. GAAP consistently applied throughout the periods referred to therein; and (iii) present fairly, in all material respects, the financial position (including the assets and liabilities, whether absolute, contingent or otherwise as required by U.S. GAAP) of the Corporation as at such dates and the results of its operations and its cash flows for the periods then ended and contain and reflect adequate provisions or allowance for all reasonably anticipated liabilities, expenses and losses of the Corporation in accordance with U.S. GAAP and, there has been no change in accounting policies or practices of the Corporation since March 31, 2024, other than as required by U.S. GAAP and as disclosed in the Financial Statements. The Corporation is not aware of any fact or circumstance presently existing that would render such Financial Statements and financial information materially incorrect;

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(bb)	the Corporation maintains a system of internal accounting controls sufficient to provide reasonable assurances that transactions are executed in accordance with management’s general or specific authorization, and transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP;

(cc)	the auditors of the Corporation are, and were during the period covered by their report, independent public accountants as required under applicable Securities Laws and there has never been a reportable disagreement (within the meaning of National Instrument 51-102 – Continuous Disclosure Obligations) between the Corporation and its auditors;

(dd)	all taxes (including income tax, capital tax, payroll taxes, employer health tax, workers’ compensation payments, property taxes and land transfer taxes), duties, royalties, levies, imposts, assessments, deductions, charges or withholdings and all liabilities with respect thereto including any penalty and interest payable with respect thereto (collectively, “Taxes”) due and payable or required to be collected or withheld and remitted, by the Corporation and the Subsidiaries have been paid, collected or withheld and remitted as applicable, except for where the failure to pay such Taxes would not have a Material Adverse Effect. The Corporation has established on its books and records reserves that are adequate for the payment of all material Taxes not yet due and payable and there are no liens for Taxes on the assets of the Corporation or any Subsidiary that are material, and there are no audits pending of the tax returns of the Corporation or the Subsidiaries (whether federal, state, provincial, local or foreign). Except to the extent that failure to do so would not have a Material Adverse Effect, all tax returns, declarations, remittances and filings required to be filed by the Corporation and the Subsidiaries have been filed with all appropriate Governmental Bodies and all such returns, declarations, remittances and filings are complete and accurate and, no material fact or facts have been omitted therefrom which would make any of them misleading. To the knowledge of the Corporation, no examination of any tax return of the Corporation or the Subsidiaries is currently in progress and there are no issues or disputes outstanding with any Governmental Body respecting any taxes that have been paid, or may be payable, by the Corporation or the Subsidiaries. There are no agreements, waivers or other arrangements with any taxation authority providing for an extension of time for any assessment or reassessment of Taxes with respect to the Corporation or the Subsidiaries;

(ee)	there are no off-balance sheet transactions, arrangements, obligations (including contingent obligations) or other relationships of the Corporation or the Subsidiaries with unconsolidated entities or other persons;

(ff)	the Corporation does not have any liabilities, obligations, indebtedness or commitments, whether accrued, absolute, contingent or otherwise, which are not disclosed or referred to in the Public Record, including in the Financial Statements and the notes thereto;

(gg)	the Corporation directly or indirectly holds the entire right, title and interest in and to all of the Corporation IP free and clear of all Liens other than Permitted Liens;

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(hh)	(i) the Corporation and its Subsidiaries have the exclusive and unfettered right to use the Corporation IP; (ii) all patents pending and registered trademarks included in the Corporation IP have been duly registered or applications to register the same have been filed in all appropriate offices and any such applications or registrations are in good standing; (iii) the Corporation holds three granted patents, eight published patents and two patent applications pending; (iv) the Corporation has the exclusive right to use the Licensed IP (other than commercial off-the-shelf software licensed to the Corporation); (v) all licenses to third parties of Corporation IP provide non-exclusive rights to use the relevant Intellectual Property; (vi) the Corporation is not a party to any agreement or commitment to pay any royalty or other fee to use the Licensed IP; (vii) the Corporation IP is valid and the rights of the Corporation in the Corporation IP are enforceable; (viii) all applications for registration of any Corporation IP are in good standing, stand in the name of the Corporation and have been filed in a materially timely manner in the appropriate offices to preserve the rights thereto and, in the case of a provisional application, the Corporation confirms that all right, title and interest in and to the invention(s) disclosed in such application have been assigned in writing (without any express right to revoke such assignment) to the Corporation, and the Corporation has prosecuted, and is prosecuting, such applications diligently; and (ix) all registrations of the Corporation IP are in good standing and are recorded in the name of the Corporation in the appropriate offices to preserve the rights thereto, and all such registrations have been filed, prosecuted and obtained in accordance with all applicable legal requirements and are currently in effect and in material compliance with all applicable legal requirements. No registration of the Corporation IP has expired, become abandoned, been cancelled or expunged, or has lapsed for failure to be renewed or maintained, except where such expiration, abandonment, cancellation, expungement or lapse would not materially impact the Corporation or its property or assets. The Corporation IP and the Licensed IP is all of the Intellectual Property used in or required for the proper carrying on of the business of the Corporation and the Corporation has not received any notice or claim (whether written, oral or otherwise) challenging its ownership or right to use of any Corporation IP or suggesting that any other person has any claim of legal or beneficial ownership or other claim or interest with respect thereto, nor, to the knowledge of the Corporation, is there a reasonable basis for any claim that any person other than the Corporation has any claim of legal or beneficial ownership or other claim or interest in any Corporation IP;

(ii)	to the Corporation’s knowledge, neither the use of the Corporation IP nor the conduct of the business of the Corporation infringes or otherwise violates the Intellectual Property rights of any other person. To the best of the Corporation’s knowledge, no infringement, misuse or misappropriation of the Corporation IP has occurred or is occurring, and to the Corporation’s knowledge, there is no basis for any such claims;

(jj)	all testing, product research and development activities, including quality assurance, quality control, testing, and research and analysis activities, conducted by the Corporation or the Subsidiaries in connection with its business is being conducted in compliance, in all respects, with all industry, laboratory safety, management and training standards applicable to its current and proposed business (as disclosed in the Public Record) and all such processes, procedures and practices, required in connection with such activities are in place as necessary and are being complied with, in all respects;

(kk)	no union has been accredited or otherwise designated to represent any employees of the Corporation or the Subsidiaries and, to the knowledge of the Corporation and the Subsidiaries, no accreditation request or other representation question is pending with respect to the employees of the Corporation or the Subsidiaries and no collective agreement or collective bargaining agreement or modification thereof has expired or is in effect in any of the Corporation’s or any Subsidiary’s facilities and none is currently being negotiated by the Corporation or the Subsidiaries;

(ll)	the Corporation and the Subsidiaries have satisfied all obligations under, and there are no outstanding defaults or violations with respect to, and no taxes, penalties, or fees are owing or eligible under or in respect of, any employee benefit, incentive, pension, retirement, stock option, stock purchase, stock appreciation, health, welfare, medical, dental, disability, life insurance and similar plans, arrangements or practices relating to the current or former employees, officers or directors of the Corporation or the Subsidiaries maintained, sponsored or funded by it, whether written or oral, funded or unfunded, insured or self-insured, registered or unregistered and all contributions or premiums required to be paid thereunder have been made in a timely fashion and any such plan or arrangement which is a funded plan or arrangement is fully funded on an ongoing and termination basis, except for any default, violation, tax, penalty or fee which, whether individually or in the aggregate, has not resulted in and would not reasonably be expected to result in a Material Adverse Effect;

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(mm)	there has not been and there is not currently any pending labour disruption, grievance, arbitration proceeding or other conflict by any current or former employee, consultant or agent of the Corporation or the Subsidiaries which could reasonably be expected to have a Material Adverse Effect and the Corporation and the Subsidiaries are in compliance with all provisions of all laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except for noncompliance with any such provisions that would not have a Material Adverse Effect;

(nn)	(i) the Corporation and each Subsidiary, its assets and properties and the operation of its business, have been and are, to the knowledge of the Corporation, in compliance in all material respects with all Environmental Laws; (ii) the Corporation and the Subsidiaries have complied in all material respects with all reporting and monitoring requirements under all Environmental Laws; and (iii) the Corporation and the Subsidiaries have never received any notice of any material non-compliance in respect of any Environmental Laws and (iv) there are no material Environmental Permits necessary to conduct the Business;

(oo)	without limiting the generality of the subparagraph immediately above, the Corporation and the Subsidiaries are not aware of, nor have they received any notice of, any material claim, judicial or administrative proceeding, pending, threatened against or contemplated, or which may affect the Corporation or the Subsidiaries or any of its properties, assets or operations, relating to, or alleging any violation of any Environmental Laws, the Corporation and the Subsidiaries are not aware of any facts which could give rise to any such claim or judicial or administrative proceeding and the Corporation is not aware of any investigation, evaluation, audit or review by any Governmental Body of the Corporation or the Subsidiaries or any of its properties, assets or operations thereof to determine whether any violation of any Environmental Laws has occurred or is occurring or whether any remedial action is needed in connection with a release of any contaminant into the environment, except for compliance investigations conducted in the normal course by any Governmental Body, in each case which could reasonably be expected to have a Material Adverse Effect;

(pp)	there are no orders, rulings or directives issued, pending or, to the knowledge of the Corporation, threatened against the Corporation or the Subsidiaries under or pursuant to any Environmental Laws requiring any work, repairs, construction or capital expenditures with respect to the property or assets of the Corporation and the Subsidiaries;

(qq)	the Corporation and the Subsidiaries are not subject to any contingent or other liability relating to the restoration or rehabilitation of land, water or any other part of the environment (except for those derived from normal production and exploration activities) or non-compliance with Environmental Laws;

(rr)	the Corporation and the Subsidiaries have never been in violation of, in connection with the ownership, use, maintenance or operation of its property or assets, any applicable federal, provincial, state, municipal or local laws, by-laws, regulations, orders, policies, permits having the force of law, domestic or foreign, relating to environmental, health or safety matters which could reasonably be expected to have a Material Adverse Effect;

(ss)	the Corporation and the Subsidiaries do not own any real property and the Corporation and the Subsidiaries have used any leased real property, or any facility which it previously owned or leased, to generate, manufacture, process, distribute, use, treat, store, dispose of, transport or handle any Hazardous Materials other than in compliance with Environmental Laws;

(tt)	the Corporation is a reporting issuer in good standing in each of the Provinces of British Columbia, Alberta, and Ontario and (i) has no reasonable grounds to believe that it will not continue to be a reporting issuer in good standing in each such jurisdiction for at least 12 months following the Closing; (ii) is in compliance, including with respect to its Public Record, with all Applicable Securities Laws in all respects, except where any such non-compliance, whether individually or in the aggregate, would not constitute a Material Adverse Effect; (iii) the Corporation is not included on a list of defaulting reporting issuers maintained by the securities commissions of each such jurisdiction; (iv) the Public Record, as of each document’s respective filing date, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading as of the date made; and (v) has no current confidential material change reports;

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(uu)	no order ceasing or suspending trading in securities of the Corporation or prohibiting the sale of securities by the Corporation has been issued that remains outstanding, and, to its knowledge, no proceedings for this purpose have been instituted, are pending, contemplated or threatened by any securities commission or self- regulatory organization; the Corporation is not in default of any material requirement of any Applicable Securities Laws, and the Corporation is entitled to avail itself of the applicable prospectus exemptions available under such Applicable Securities Laws in respect of the trades in its securities to the Subscriber as contemplated in this Agreement;

(vv)	the outstanding Common Shares are listed and posted for trading on the TSXV, and all necessary notices and filings have been made with, and all necessary consents, approvals and authorizations have been obtained by the Corporation from, the TSXV to ensure that the Warrant Shares issuable upon exercise of the Warrants will be listed and posted for trading on the TSXV upon their issuance;

(ww)	the Common Shares and Warrants comprising the Units and the Warrant Shares issuable upon exercise of the Warrants will not be subject to a restricted period or to a statutory hold period under Applicable Securities Laws or to any resale restriction under the policies of the TSXV which extends beyond four months and one day after the Closing Date, provided that any Common Shares and Warrants comprising the Units and the Warrant Shares issuable upon exercise of the Warrants issued to residents in the United States will be subject to a 12 month hold period under the applicable securities laws of the United States;

(xx)	the Corporation has not withheld, and will not withhold from the Subscriber prior to the Closing Time, any material facts relating to the Corporation, the Subsidiaries, or the Offering;

(yy)	Computershare Trust Company of Canada, at its offices in Vancouver, British Columbia, has been duly appointed as registrar and transfer agent for the Common Shares;

(zz)	the Corporation has not and will not provide to prospective purchasers any document or other material that would constitute an offering memorandum or future oriented financial information within the meaning of Applicable Securities Laws. The Corporation has not engaged in any form of general solicitation or general advertising in connection with the offer and sale of the Units, including but not limited to, causing the sale of the Units to be advertised in any newspaper, magazine, printed public media, printed media or similar medium of general and regular paid circulation, broadcast over radio, television or telecommunications, including electronic display, or conduct any seminar or meeting relating to the offer and sale of the Units whose attendees have been invited by general solicitation or advertising;

(aaa)	there is no material fact known to the Corporation that has not been disclosed herein, or to the Subscriber, or in any other agreement, document or written instrument furnished by the Corporation to the Subscriber in connection with the transactions contemplated hereby and thereby and which has resulted in or would reasonably be expected to result in a Material Adverse Effect;

(bbb)	all information which has been prepared by the Corporation relating to the Corporation, the Subsidiaries, and the business, properties and liabilities of the Corporation and the Subsidiaries that has been made available to the Subscriber, including all financial, marketing, sales and operational information provided to the Subscriber, as applicable, was, as of the date of such information, true and correct in all material respects, taken as a whole, and no fact or facts have been omitted therefrom which would make such information materially misleading and did not contain a misrepresentation;

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(ccc)	the forms and terms of the certificates representing the Common Shares and the Warrants have been approved and adopted by the board of directors of the Corporation and do not and will not conflict with any applicable laws, including Applicable Securities Laws; and

(ddd)	The aggregate proceeds raised under the Offering and Brokered Offering shall be used by the Corporation for the deployment of the Company’s modular direct lithium extraction plant and for general corporate purposes.

Closing Conditions

6.	The obligation of the Corporation to issue and sell to the Subscriber the Units subscribed for by the Subscriber hereunder, notwithstanding anything to the contrary contained in this Subscription Agreement, is subject to, among other things, the following conditions being fulfilled or performed on or before the Closing Time, which conditions are for the exclusive benefit of the Corporation and may be waived, in whole or in part, by the Corporation in its sole discretion:

(a)	all of the terms, covenants, agreements and conditions of this Subscription Agreement for the benefit of the Corporation to be complied with or performed by the Subscriber on or before the Closing Time shall have been complied with or performed to the reasonable satisfaction of the Corporation;

(b)	the representations and warranties of the Subscriber in this Subscription Agreement having been true and correct in all material respects as of the date of this Subscription Agreement and being true and correct in all material respects at the Closing Time;

(c)	the Corporation accepting the Subscriber’s subscription, in whole or in part;

(d)	the offer, sale and issuance of the Units being exempt from the prospectus requirements of applicable securities laws;

(e)	the Subscriber executing and delivering to the Corporation all reports, undertakings or other documents required under applicable securities laws in connection with the offer, sale and issuance of the Units to the Subscriber;

(f)	the Corporation having obtained all required regulatory approvals (including any approvals that may be required under applicable securities laws or by the TSXV) and third-party consents necessary to permit the completion of the transactions contemplated hereby;

(g)	all documentation relating to the offer, sale and issuance of the Units being in form and substance satisfactory to the Corporation; and

(h)	execution and deliver of the Subscription Agreement and an amendment to the Investor Rights Agreement dated February 23, 2024 (the “IRA Amendment”, together with the Subscription Agreement, the “Definitive Agreements”) to the Investors Rights Agreement dated February 23, 2024.

Closing

7.	The completion of the offer, sale and issuance of the Units as contemplated by this Subscription Agreement is expected to occur on or before March 31, 2025, and such other date or dates and at such time or times as the Corporation and the Subscriber may agree in writing (the “Closing Date” and “Closing Time”, respectively), provided such date or dates are not later than the day mandated by the TSXV for the closing of the Offering.

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8.	The Subscriber agrees to deliver to the Corporation, or as the Corporation may direct, not later than the Closing Time:

(a)	this Subscription Agreement, duly completed and executed by the Subscriber;

(b)	a copy of the IRA Amendment to be entered into on the Closing Date between the Subscriber, certain of its affiliates, and the Corporation, duly executed by the Subscriber; and

(c)	payment for the subscription price for such tranche of the Offering.

9.	At the Closing Time, the Corporation shall deliver or cause to be delivered to the Subscriber:

(a)	this Subscription Agreement, duly executed by the Corporation;

(b)	a copy of the IRA Amendment, duly executed by the Corporation;

(c)	customary legal opinions ancillary closing documentation; and

(d)	certificates (or copies thereof) and/or DRS Statements representing the Unit Shares and Unit Warrants acquired pursuant to this Subscription Agreement and registered as set out on the face page hereof.

10.	The Corporation shall be entitled to rely on delivery of a facsimile or portable document format (“PDF”) copy of executed subscriptions, and acceptance by the Corporation of such facsimile or PDF subscriptions shall be legally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof. In addition, this Subscription Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same document. If less than a complete copy of this Subscription Agreement is delivered to the Corporation prior to the Closing Time, the Corporation shall be entitled to assume that the Subscriber accepts and agrees with all of the terms and conditions of this Subscription Agreement on the pages not delivered at the Closing Time unaltered.

Privacy

11.	The Subscriber acknowledges that:

(a)	this Subscription Agreement requires the Subscriber to provide certain information to the Corporation, which may include personal information. Such information is being collected by the Corporation for the purposes of completing the Offering, which includes, without limitation, determining the Subscriber’s eligibility to acquire the Units under applicable securities laws, preparing and registering certificates and/or DRS Statements representing the Unit Shares and Unit Warrants to be issued to the Subscriber, if applicable, and completing filings required by any stock exchange or securities regulatory authority;

(b)	the Subscriber’s information may be disclosed by the Corporation to: (i) stock exchanges or securities regulatory authorities; (ii) the Corporation’s registrar and transfer agent; (iii) Canada Revenue Agency; and (iv) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the Offering, and by executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s personal information and to the filing of copies or originals of any of the documents as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby; and

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(c)	the Subscriber acknowledges and agrees that it has been notified by the Corporation (i) of the delivery to the securities regulatory authority or regulator of the full legal name, full residential address, email address and telephone number of the Subscriber, the number and type of securities purchased, the total purchase price, the exemption relied upon, the date of distribution, whether the Subscriber is an Insider of the Corporation or a Registrant and the full legal name of the person compensated for distribution to the Subscriber (if any); (ii) that this information is being collected by the securities regulatory authority or regulator under the authority granted in securities legislation; (iii) that this information is being collected for the purposes of the administration and enforcement of the securities legislation of the local jurisdiction; (iv) the title, business address and business telephone number of the public official who can answer questions about the security regulatory authority’s or regulator’s indirect collection of the information is as set out in Exhibit 9.

The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgements set out in this Section 11.

Tail Period

12.	The Corporation agrees not to issue any Common Shares or any securities convertible into or exchangeable for or exercisable to acquire Common Shares for a period of one year from the Closing Date without the prior written consent of the Subscriber (such consent not to be unreasonably withheld, conditioned or delayed, it being understood that the Subscriber’s withholding of consent shall be reasonable if a proposed issuance of Common Shares contemplates terms more favourable than those contemplated in the Offering), except in connection with: (i) the Offering; (ii) the grant or exercise of stock options, restricted share units or other equity based compensation and other similar issuances pursuant to the Corporation’s stock option plan, restricted share unit plan or other equity-based compensation arrangements of the Corporation including, for the avoidance of doubt, the sale of any Common Shares issued thereunder or the issuance of any Common Shares or other equity-based compensation in connection with the retention or onboarding of existing or new executives or directors; (iii) the issuance of Common Shares upon the exercise of any warrants, convertible securities, options, or any other commitment or agreement outstanding as of the date hereof; (iv) obligations in respect of existing agreements including, without limitation the pre-emptive right granted to Encompass pursuant to the investment agreement entered into between Encompass and the Corporation dated April 21, 2023, which provides Encompass with the right until April 25, 2025, on any issuance of any equity securities by the Corporation for purposes of raising capital, to receive notice of any equity financing and to participate in such equity financing on similar terms for an amount determined by Encompass; (v) in connection with bona fide arm’s length asset or share acquisitions by the Corporation; (vi) in connection with an internal reorganization; or (vii) issuances of securities pursuant to private placements completed with Encompass or its affiliates, provided that any transaction completed with Encompass or its affiliates during the six month tail period shall be on terms that are not more favourable to Encompass than the terms contemplated in the Offering.

General

13.	The Subscriber agrees that the representations, warranties, covenants and acknowledgements made in this Subscription Agreement are made with the intent that they may be relied upon by the Corporation in determining the suitability of the Subscriber as an acquirer of Units and will be true and correct both as of the execution of this Subscription Agreement, as of the time this subscription is accepted and as of the Closing Date, and will survive the completion of the issuance of the Units. The Subscriber agrees to indemnify and hold harmless the Corporation and its directors, officers, employees, advisors, affiliates, shareholders, partners and agents from and against any and all loss, liability, claim, damage and expense whatsoever including, but not limited to, any fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, administrative proceeding or investigation commenced or threatened or any claim whatsoever arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Corporation in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any document furnished by the Subscriber to the Corporation or in connection herewith. The Subscriber undertakes to immediately notify the Corporation’s legal counsel, Attention: Lisa Kakoske; by e-mail: KakoskeL@bennettjones.com, of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to receipt of an accepted Subscription Agreement.

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14.	The Corporation will pay all of the reasonable and documented out-of-pocket costs and expenses incurred by the Subscriber and its affiliates in connection with the Offering, including, for greater certainty, all costs and expenses incurred in connection with the formation of the Subscriber and any of its affiliates of the Subscriber participating in the Offering, and the reasonable fees of legal counsel of the Subscriber, up to a maximum of US$150,000 plus applicable taxes and disbursements. Such expenses will be paid by the Corporation even if the Offering is not completed or this Agreement is terminated and shall be payable within 10 days following the Closing Date or the termination of the Offering, as applicable.

15.	The Subscriber acknowledges and agrees that all costs incurred by the Subscriber (including any fees and disbursements of any counsel retained by the Subscriber) relating to the issuance of the Units to the Subscriber shall be borne by the Subscriber.

16.	The contract arising out of this Subscription Agreement and all documents relating thereto shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein. The parties irrevocably attorn to the exclusive jurisdiction of the courts of the Province of British Columbia.

17.	In this Subscription Agreement, references to “$” or “C$” are to Canadian dollars.

18.	This Subscription Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein. Time shall be of the essence hereof.

19.	The representations and warranties made by the Subscriber in this Subscription Agreement shall survive the closing of the transactions contemplated hereby for the benefit of the Corporation. The representations and warranties made by the Corporation in this Subscription Agreement shall survive the closing of the transactions contemplated hereby for the benefit of the Subscriber. The terms and provisions of this Subscription Agreement shall be binding upon and enure to the benefit of the Subscriber and the Corporation and their respective heirs, executors, administrators, successors and assigns; provided that, except as otherwise herein provided, this Subscription Agreement shall not be assignable by any party without prior written consent of the other party.

20.	Except as otherwise provided herein, this Subscription Agreement may only be amended by the parties hereto in writing.

21.	The invalidity, illegality or unenforceability of any provision of this Subscription Agreement shall not affect the validity, legality or enforceability of any other provision hereof.

22.	Nothing herein shall constitute or be construed to constitute a partnership of any kind whatsoever between the Subscriber and the Corporation.

23.	The headings used in this Subscription Agreement have been inserted for convenience of reference only and shall not affect the meaning or interpretation of this Subscription Agreement or any provision hereof.

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EXHIBITl

ACCREDITED INVESTOR CERTIFICATE

TO:	INTERNATIONAL BATTERY METALS LTD. (the “Corporation”)

In connection with the purchase of units of the Corporation by the undersigned (the “Subscriber”), the Subscriber hereby represents, warrants and certifies that it satisfies one or more of the categories indicated below (please initial in the box beside the category that applies to the Subscriber):

______	Category 1. [Rule 50l(a)(l)]	A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

______	Category 2. [Rule 50l(a)(l)]	A savings and loan association or other institution as defined in Section 3(a)(5)(A) ofthe U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

______	Category 3. [Rule 50l(a)(l)]	A broker or dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934, as amended; or

______	Category 4. [Rule 50l(a)(l)]	An investment adviser registered pursuant to Section 203 ofthe U.S. Investment Advisers Act of 1940, as amended, or registered pursuant to the laws of a state; or

______	Category 5. [Rule 50l(a)(l)]	An investment adviser relying on the exemption from registering with the Commission under Section 203(1) or (m) of the U.S. Investment Advisers Act of 1940, as amended; or

______	Category 6. [Rule 50l(a)(l)]	An insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; or

______	Category 7. [Rule 50l(a)(l)]	An investment company registered under the U.S. Investment Company Act of 1940, as amended; or

______	Category 8. [Rule 50l(a)(l)]	A business development company as defined in Section 2(a)(48) of the U.S. Investment Company Act of 1940, as amended; or

______	Category 9. [Rule 50l(a)(l)]	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 30l(c) or (d) of the U.S. Small Business Investment Act of 1958, as amended; or

______	Category 10. [Rule 50l(a)(l)]	A Rural Business Investment Company as defined in Section 384A of the U.S. Consolidated Farm and Rural Development Act of1972, as amended; or

______	Category 11. [Rule 50l(a)(l)]	A plan established and maintained by a state, its political subdivision or any agency or instrumentality ofa state or its political subdivisions, for the benefit ofits employees, with assets in excess ofU.S. $5,000,000; or

______	Category 12. [Rule 50l(a)(l)]	An employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974, as amended, in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess ofU.S. $5,000,000 or, ifa self-directed plan, the investment decisions are made solely by persons who are accredited investors; or

______	Category 13. [Rule 50l(a)(2)]	A private business development company as defined in Section 202(a)(22) of the U.S. Investment Advisers Act of 1940, as amended; or

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_________	Category 14. [Rule 501(a)(3)]	An organization described in Section 501(c)(3) of the U.S. Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust, a partnership, or a limited liability company, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S. $5,000,000; or

_________	Category 15. [Rule 501(a)(4)]	A director, executive officer or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer; or

_________	Category 16. [Rule 501(a)(5)]	A natural person whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent, exceeds U.S. $1,000,000; or

(Note: For the purposes of calculating “net worth”

(i) the person’s primary residence shall not be included as an asset;

(ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the closing of the Offering, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the closing of the Offering exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and

(iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability.)

(Note: For the purposes of calculating “joint net worth”, joint net worth can be the aggregate net worth of the investor and spouse or spousal equivalent, and assets need not be held jointly to be included in the calculation. Reliance on the joint net worth standard does not require that the securities be purchased jointly.)

(Note: The term “spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse.)

_________	Category 17. [Rule 501(a)(6)]	A natural person who had an individual income in excess of U.S. $200,000 in each year of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of U.S. $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

(Note: The term “spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse.)

_____X____	Category 18. [Rule 501(a)(7)]	A trust, with total assets in excess of U.S. $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under Regulation D under the U.S. Securities Act; or

_________	Category 19.	An entity in which each of the equity owners are accredited investors; or
[Rule 501(a)(8)]
(Note: It is permissible to look through various forms of equity ownership to natural persons in determining the accredited investor status of entities under this category. If those natural persons are themselves accredited investors, and if all other equity owners of the entity seeking accredited investor status are accredited investors, then this category may be available.)

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_________	Category 20. [Rule 501(a)(9)]	An entity, of a type not listed in Categories 1 through 14, 18 or 19 above, not formed for the specific purpose of acquiring the securities offered, owning “investments” (as defined in Rule 2a51-1(b) under the U.S. Investment Company Act of 1940, as amended) in excess of U.S. $5,000,000; or

_________	Category 21. [Rule 501(a)(10)]	A natural person holding in good standing one or more of the following professional licenses:

(i) General Securities Representative license (Series 7);

(ii) Private Securities Offerings Representative license (Series 82), and

(iii) Investment Adviser Representative license (Series 65); or

_________	Category 22. [Rule 501(a)(11)]	A natural person who is a “knowledgeable employee” (as defined in Rule 3c-5(a)(4) under the U.S. Investment Company Act of 1940, as amended) of the issuer of the securities being offered or sold where the issuer would be an “investment company” (as defined in Section 3 of U.S. Investment Company Act of 1940, as amended), but for the exclusion provided by either Section 3(c)(1) or section 3(c)(7) of U.S. Investment Company Act of 1940, as amended; or

_________	Category 23. [Rule 501(a)(12)]	A “family office” (as defined in Rule 202(a)(11)(G)-1 under the U.S. Investment Advisers Act of 1940, as amended):

(i) with assets under management in excess of U.S. $5,000,000,

(ii) that is not formed for the specific purpose of acquiring the securities offered, and

(iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment; or

_________	Category 24. [Rule 501(a)(13)]	A “family client” (as defined in Rule 202(a)(11)(G)-1 under the U.S. Investment Advisers Act of 1940, as amended) of a family office meeting the requirements in Category 23 above and whose prospective investment in the issuer is directed by such family office pursuant to clause (iii) of Category 23.

Dated: March 3, 2025

EV METALS 7 LLC
Print name of Subscriber

By:	/s/ Jacob Warnock
Signature

Jacob Warnock
Print name of Signatory

Manager
Title

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EXHIBIT 2

REPRESENTATION LETTER (CANADA)

(FOR ACCREDITED INVESTORS)

TO:	INTERNATIONAL BATTERY METALS LTD. (the “Corporation”)

In connection with the agreement (the “Subscription Agreement”) to purchase units of the Corporation (the “Units”) by the undersigned subscriber or, if applicable, the principal on whose behalf the undersigned is purchasing as agent (the “Subscriber” for the purposes of this Exhibit 2), the Subscriber hereby represents, warrants, covenants and certifies to the Corporation, both as at the date hereof and as at the Closing Time (as defined in the Subscription Agreement) that:

1.	the Subscriber is purchasing the Units as principal for its own account, or is deemed to be purchasing as principal under NI 45-106 or is purchasing as agent on behalf of the Disclosed Beneficial Purchaser set forth above “Name of Disclosed Beneficial Purchaser” on the face page of the Subscription Agreement;

2.	the Subscriber is an “accredited investor” within the meaning of National Instrument 45-106 - Prospectus Exemptions (“NI 45-106”) or within the meaning of section 73.3(1) of the Securities Act (Ontario) by virtue of satisfying the indicated criterion as set out in Appendix A to this Representation Letter;

3.	the Subscriber fully understands the meaning of the terms and conditions of the category of “accredited investor” applicable to it and confirms that it has reviewed and understands the definitions in Appendix A to Exhibit 2 in respect of the “accredited investor” applicable to it, and, in particular, if the Subscriber is an “accredited investor” by virtue of satisfying paragraph (m) of Appendix A to this Exhibit 2, it has reviewed and understands the definitions of “financial assets”, “related liabilities” and “net assets”, as applicable contained in Appendix A hereto and it acknowledges that it has completed Exhibit 3 to this Subscription Agreement;

4.	the Subscriber was not created or used solely to purchase or hold securities as an accredited investor as described in section (m) of the definition of “accredited investor” in NI 45-106; and

upon execution of this Representation Letter by the Subscriber, this Representation Letter shall be incorporated into and form a part of the Subscription Agreement.

Dated: _____________________, 2025

Print name of Subscriber

By:
Signature

Print name of Signatory (if different from Subscriber)

Title

IMPORTANT: PLEASE INITIAL BESIDE THE APPLICABLE PROVISION IN

APPENDIX A ON THE NEXT PAGES

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APPENDIX A TO EXHIBIT 2

PLEASE MARK YOUR INITIALS BESIDE THE CATEGORY OF “ACCREDITED INVESTOR” TO WHICH YOU BELONG.

Accredited Investor (as defined in National Instrument 45-106 (“NI 45-106”) or section 73.3(1) of the Securities Act (Ontario)) means:

_______	(a)	except in Ontario, a Canadian financial institution, or a Schedule III bank;

_______	(a.1)	in Ontario, a Schedule I, II or III bank, an association to which the Cooperative Credit Associations Act (Canada) applies or a central cooperative credit society for which an order has been made under subsection 473 (1) of that Act, a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative or credit union league or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be or as may be prescribed by the regulations of the Securities Act (Ontario);

_______	(b)	except in Ontario, the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

_______	(b.1)	in Ontario, the Business Development Bank of Canada;

_______	(c)	except in Ontario, a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

_______	(c.1)	in Ontario, a subsidiary of any person or company referred to in paragraphs (a.1) or (b.1), if the person or company (as defined in the Securities Act (Ontario)) owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

_______	(d)	except in Ontario, a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer;

_______	(d.1)	in Ontario, a person or company (as defined in the Securities Act (Ontario)) registered under the securities legislation of a province or territory of Canada as an adviser or dealer, except as otherwise prescribed by the regulations of the Securities Act (Ontario);

_______	(e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

_______	(e.1)	an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

_______	(f)	except in Ontario, the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

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_______	(f.1)	in Ontario, the Government of Canada, the government of a province or territory of Canada, or any Crown corporation, agency or wholly owned entity of the Government of Canada or the government of a province or territory of Canada;

_______	(g)	except in Ontario, a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

_______	(g.1)	in Ontario, a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

_______	(h)	except in Ontario, any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

_______	(h.1)	in Ontario, any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

_______	(i)	except in Ontario, a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

_______	(i.1)	in Ontario, a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a province or territory of Canada;

_______	(i.2)	in Ontario, a person or company that is recognized or designated by the Ontario Securities Commission as an accredited investor;

_______	(i.3)	in Ontario, such other persons or companies as may be prescribed by the regulations of the Securities Act (Ontario);

_______	(j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes, but net of any related liabilities, exceeds $1,000,000;

_______	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000;

_______	(k)	an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

(Note: If individual accredited investors wish to purchase through wholly-owned holding companies or similar entities, such purchasing entities must qualify under paragraph (m) or (t) below, which must be initialed.)

_______	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

_______	(m)	a person (Note: See definition of “person” which includes companies and partnerships and other organizations), other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements and has completed, executed and delivered a completed Exhibit 3;

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_______	(n)	an investment fund that distributes or has distributed its securities only to

(i)	a person that is or was an accredited investor at the time of the distribution,

(ii)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment], or 2.19 [Additional investment in investment funds] of NI 45-106, or

(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;

_______	(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

_______	(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

_______	(q)	a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;

_______	(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

_______	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

_______	(t)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

If you initialed (t), then indicate the name and category of accredited investor (by reference to the applicable letter above) of each of the owners of interests (attach additional pages if more than three):

		Name	Category of Accredited Investor

_______	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser;

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_______	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor; or

_______	(w)	a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

NOTE: The investor must initial beside the applicable portion of the above definition.

For the purposes hereof:

“affiliate” means an issuer connected with another issuer because

(a)	one of them is the subsidiary of the other; or

(b)	each of them is controlled by the same person;

“beneficial ownership” of securities by a person includes

(a)	for the purposes of British Columbia, Manitoba, New Brunswick, Nova Scotia, Newfoundland and Labrador, Ontario and Saskatchewan securities law, when such securities are beneficially owned by

(i)	an issuer controlled by that person; or

(ii)	an affiliate of that person or an affiliate of an issuer controlled by that person;

(b)	and, for the purposes of British Columbia securities law, when such securities are beneficially owned by

(A)	a company controlled by that person or an affiliate of that company;

(B)	an affiliate of that person; or

(C)	through a trustee, legal representative, agent or other intermediary of that person; “Canadian financial institution” means

(a)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(b)	a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction in Canada;

“consultant” means, for an issuer, a person, other than an employee, executive officer, or director of the issuer or of a related entity of the issuer, that

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(a)	is engaged to provide services to the issuer or a related entity of the issuer, other than services provided in relation to a distribution;

(b)	provides the services under a written contract with the issuer or a related entity of the issuer; and

(c)	spends or will spend a significant amount of time and attention on the affairs and business of the issuer or a related entity of the issuer and includes, for an individual consultant, a corporation of which the individual consultant is an employee or shareholder, and a partnership of which the individual consultant is an employee or partner;

“control” means a person (first person) is considered to control another person (second person) if:

(a)	the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation;

(b)	the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership; or

(c)	the second person is a limited partnership and the general partner of the limited partnership is the first person;

“control person” has the same meaning as in securities legislation except in Manitoba, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Prince Edward Island and Québec where control person means any person that holds or is one of a combination of persons that holds

(i)	a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or

(ii)	more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of the issuer;

“director” means

(a)	a member of the board of directors of a company or an individual who performs similar functions for a company, and

(b)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

“eligibility adviser” means

(a)	a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed, and

(b)	in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not

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(i)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders, or control persons, and

(ii)	have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

“executive officer” means, for an issuer, an individual who is

(a)	a chair, vice-chair or president,

(b)	a vice-president in charge of a principal business unit, division or function including sales, finance or production,

(c)	an officer of the issuer or any of its subsidiaries and who performs a policy-making function in respect of the issuer, or

(d)	performing a policy-making function in respect of the issuer;

“financial assets” means

(a)	cash,

(b)	securities, or

(c)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;

“founder” means, in respect of an issuer, a person who,

(a)	acting alone, in conjunction, or in concert with one or more other persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

(b)	at the time of the proposed trade, is actively involved in the business of the issuer;

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

“individual” means a natural person, but does not include

(a)	a partnership, unincorporated association, unincorporated syndicate, unincorporated organization or a trust, or

(b)	a natural person in the person’s capacity as trustee, executor, administrator or other legal representative;

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“insider” means:

(a)	a director or an officer of an issuer;

(b)	a director or an officer of a person that is itself an insider or a subsidiary of an issuer;

(c)	a person that has:

(i)	beneficial ownership of, or control or direction over, directly or indirectly; or

(ii)	a combination of beneficial ownership of, and control or direction over, directly or indirectly,

securities of an issuer carrying more than 10% of the voting rights attached to all the issuer’s outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of distribution;

(d)	an issuer that has purchased, redeemed or otherwise acquired a security of its own issue, for so long as it continues to hold that security;

(e)	a person designated as an insider in an order made under applicable securities laws; or

(f)	a person that is in a prescribed class of persons;

“investment fund” means a mutual fund or non-redeemable investment fund, and, for greater certainty in British Columbia, includes an employee venture capital corporation that does not have a restricted constitution , and is registered under Part 2 of the Employee Investment Act (British Columbia), R.S.B.C. 1996 c. 112, and whose business objective is making multiple investments and a venture capital corporation registered under Part 1 of the Small Business Venture Capital Act (British Columbia), R.S.B.C. 1996 c.429 whose business objective is making multiple investments;

“jurisdiction” means a province or territory of Canada except when used in the term “foreign jurisdiction”; “local jurisdiction” means the jurisdiction in which the applicable securities regulatory authority is situate; “mutual fund” includes

(a)	for the purposes of Alberta, Manitoba, Newfoundland and Labrador, Nova Scotia, Ontario, Québec, Prince Edward Island and Saskatchewan securities law, an issuer of securities that entitles the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in part of the net assets, including a separate fund or trust account, of the issuer of the securities;

(b)	and, for the purposes of British Columbia securities law, also includes

(i)	an issuer described in an order that the British Columbia Securities Commission may make pursuant to section 3.2 of the Securities Act (British Columbia); and

(ii)	an issuer that is in a class of prescribed issuers,

but does not include an issuer, or a class of issuers, described in an order that the British Columbia Securities Commission may make under section 3.1 of the Securities Act (British Columbia);

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(c)	and, for the purposes of New Brunswick securities law, also includes

(i)	an issuer that is deemed to be a mutual fund in an order made by the Commission under paragraph 184(1)(n) of the Securities Act (New Brunswick); and

(ii)	an issuer or a class of issuers prescribed by regulation,

but does not include an issuer, or a class of issuers, described in an order that the New Brunswick Securities Commission may make under subsection 148(2) of the Securities Act (New Brunswick);

“non-redeemable investment fund” means an issuer,

(a)	whose primary purpose is to invest money provided by its securityholders,

(b)	that does not invest,

(i)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

(ii)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

(c)	that is not a mutual fund;

“permitted assign” means, for a person that is an employee, executive officer, director or consultant of an issuer or of a related entity of the issuer,

(a)	a trustee, custodian, or administrator acting on behalf of, or for the benefit of the person,

(b)	a holding entity of the person,

(c)	an RRSP or a RRIF of the person,

(d)	a spouse of the person,

(e)	a trustee, custodian, or administrator acting on behalf of, or for the benefit of the spouse of the person,

(f)	a holding entity of the spouse of the person, or

(g)	an RRSP or a RRIF of the spouse of the person; “person” includes

(a)	an individual,

(b)	a corporation,

(c)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(d)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

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“promoter” means, if used in relation to an issuer, a person who:

(a)	acting alone or in concert with one or more other persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer; or

(b)	in connection with the founding, organization or substantial reorganization of the business of the issuer, directly or indirectly receives, in consideration of services or property or both, 10% or more of a class of the issuer’s own securities or 10% or more of the proceeds from the sale of a class of the issuer’s own securities of a particular issue;

(c)	but does not include a person who:

(1)	receives securities or proceeds referred to in paragraph (b)

(i)	solely as underwriting commissions, or

(ii)	in consideration for property, and

(2)	does not otherwise take part in founding, organizing or substantially reorganizing the business;

“registrant” means a person registered or required to be registered under applicable securities laws;

“regulator” means, for the local jurisdiction, the Executive Director, Director, Administrator or Regulator as defined under securities legislation of the local jurisdiction;

“related entity” means, for an issuer, a person that controls or is controlled by the issuer or that is controlled by the same person that controls the issuer;

“related liabilities” means:

(a)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or

(b)	liabilities that are secured by financial assets;

“Schedule I bank” means an authorized bank named in Schedule I of the Bank Act (Canada); “Schedule II bank” means an authorized bank named in Schedule II of the Bank Act (Canada);

“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada); “securities legislation” means

(a)	for Alberta, the Securities Act (Alberta) and the regulations and rules under such Act and the blanket rulings and orders issued by the Alberta Securities Commission;

(b)	for British Columbia, the Securities Act (British Columbia) and the regulations, rules and forms under such Act and the blanket rulings and orders issued by the British Columbia Securities Commission;

(c)	for Manitoba, The Securities Act (Manitoba) and the regulations and rules under such Act and the blanket rulings and orders issued by the Manitoba Securities Commission;

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(d)	for New Brunswick, the Securities Act (New Brunswick) and the regulations and rules under such Act and the blanket rulings and orders issued by the New Brunswick Securities Commission;

(e)	for Newfoundland and Labrador, the Securities Act (Newfoundland and Labrador) and the regulations and rules under such Act and the blanket rulings and orders issued by the Securities Commission of Newfoundland and Labrador;

(f)	for Nova Scotia, the Securities Act (Nova Scotia) and the regulations and rules under such Act and the blanket rulings and orders issued by the Nova Scotia Securities Commission;

(g)	for Ontario, the Securities Act (Ontario) and the regulations and rules under such Act and the blanket rulings and orders issued by the Ontario Securities Commission;

(h)	for Prince Edward Island, the Securities Act (Prince Edward Island) and the regulations and rules under such Act and the blanket rulings and orders issued by the Prince Edward Island Securities Office; and

(i)	for Saskatchewan, The Securities Act, 1988 and the regulations and rules under such Act and the blanket rulings and orders issued by the Saskatchewan Financial Services Commission, Securities Division;

“securities regulatory authority” means

(a)	the Alberta Securities Commission;

(b)	the British Columbia Securities Commission;

(c)	the Manitoba Securities Commission;

(d)	the New Brunswick Securities Commission;

(e)	the Securities Commission of Newfoundland and Labrador;

(f)	the Nova Scotia Securities Commission;

(g)	the Ontario Securities Commission;

(h)	the Prince Edward Island Securities Office; and

(i)	the Saskatchewan Financial Services Commission Securities Division;

“spouse” means an individual who,

(a)	is married to another individual and is not living separate and apart within the meaning of the

Divorce Act (Canada), from the other individual,

(b)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(c)	in British Columbia, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (British Columbia);

“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary; and

“voting security” means any security which:

(a)	is not a debt security; and

(b)	carries a voting right either under all circumstances or under some contingency that has occurred and is continuing.

All monetary references are in Canadian Dollars.

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EXHIBIT 3

STATEMENT OF ACCREDITED INVESTOR - INDIVIDUAL

An individual is an “accredited investor” for the purposes of National Instrument 45-106 Prospectus Exemptions if he or she satisfies, either alone or with a spouse, any of the financial asset tests in subsections (j), (j.1), (k) or (l) of the definition of “accredited investor” as set out in Appendix A to Exhibit 1 of this Subscription Agreement.

Financial Asset Test

This section of the Exhibit must be completed by Subscribers who are resident in any province of Canada and who are relying on the “financial assets” portion of the accredited investor exemption from prospectus requirements as found in subsection (j) or (j.1) of the definition of “accredited investor” as set out in Appendix A to Exhibit 1 of this Subscription Agreement.

For the purposes of subsection (j) of the definition of accredited investor, “financial assets” means:

(i)	cash;

(ii)	securities; or

(iii)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation.

For the purposes of subsection (j) of the definition of accredited investor, “related liabilities” means:

(iv)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or

(v)	liabilities that are secured by financial assets.

Financial assets held in a trust or in other types of investment vehicles will be considered to be beneficially owned by an individual based on the following indicative factors:

(vi)	physical or constructive possession of evidence of ownership of the financial asset;

(vii)	entitlement to receipt of any income generated by the financial asset;

(viii)	risk of loss of the value of the financial asset; and

(ix)	the ability to dispose of the financial asset or otherwise deal with it as the individual sees fit.

Subsection (j) of the definition of “accredited investor” requires an individual to have, either alone, or with their spouse, beneficial ownership over financial assets with an aggregate realizable value before taxes but net of related liabilities that exceeds CAD$1,000,000.

Subsection (j.1) of the definition requires an individual alone to have financial assets with an aggregate realizable value before taxes but net of related liabilities that exceeds CAD$5,000,000.

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TO BE COMPLETED BY THE SUBSCRIBER

Do you as an individual, or together with your spouse, have financial assets with an aggregate realizable value before taxes but net of related liabilities of more than CAD$1,000,000?

Yes ___ No ____

Do you as an individual have financial assets with an aggregate realizable value before taxes but net of related liabilities of more than CAD$5,000,000?

Yes ___ No ____

EXECUTED by the Subscriber this ______ day of _______________, 2025.

Print name of Subscriber

By:
Signature

Print name of Signatory (if different from Subscriber)

Title

Net Income Test

This section of the Exhibit must be completed by Subscribers who are resident in or otherwise subject to the securities laws of any province of Canada and who are relying on the “net income” portion of the accredited investor exemption from prospectus requirements as found in subsection (k) of the definition of “accredited investor” set out in Appendix A to Exhibit 1 of this Subscription Agreement. To meet the criteria of the net income test as an individual under subsection (k), your net income before taxes must have been greater than CAD$200,000 in each of the two most recent calendar years, and you must reasonably expect it to be more than CAD$200,000 in the current calendar year. To meet the criteria of the net income together with a spouse, the combined net income of yourself and your spouse must be greater than CAD$300,000 in the two most recent calendar years, and you must reasonably expect it to be more than CAD$300,000 in the current calendar year.

2

TO BE COMPLETED BY THE SUBSCRIBER

IF COMPLETING AS AN INDIVIDUAL (based on your two most recent notices of assessment from the Canada Revenue Agency or equivalent)

Did your net income before taxes for 2023 exceed $200,000? Yes ___ No ____

Did your net income before taxes for 2024 exceed $200,000? Yes ___ No ____

Do you reasonably expect your income before taxes for 2025 to exceed $200,000? Yes ___ No ____

IF COMPLETING TOGETHER WITH A SPOUSE

Did the combined net income before taxes of yourself and your spouse for 2023 exceed $300,000? Yes ___ No ____

Did the combined net income before taxes of yourself and your spouse for 2024 exceed $300,000? Yes ___ No ____

Do you reasonably expect the combined net income before taxes of yourself and your spouse for 2025 to exceed $300,000? Yes ___ No ____

EXECUTED by the Subscriber this______ day of _______________, 2025.

Print name of Subscriber

By:
Signature

Print name of Signatory (if different from Subscriber)

Title

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EXHIBIT 4

STATEMENT OF ACCREDITED INVESTOR - PERSON (WHICH IS DEFINED TO INCLUDE CORPORATIONS, PARTNERSHIPS, TRUSTS AND OTHER ORGANIZATIONS)

A person is an “accredited investor” for the purposes of National Instrument 45-106 Prospectus Exemptions if the person satisfies the net asset test in subsection (m) of the definition of “accredited investor” as set out in Appendix A to Exhibit 2 of this Subscription Agreement.

Net Asset Test

This section of the Exhibit must be completed by Subscribers who are resident in or otherwise subject to the securities laws of any province of Canada and who are relying on the “net asset” portion of the accredited investor exemption from prospectus requirements as found in subsection (m) of the definition of “accredited investor” set out in Appendix A to Exhibit 2 of this Subscription Agreement.

For the purposes of subsection (m) of the definition of “accredited investor” set out in Appendix A to Exhibit 2 of this Subscription Agreement, please use the net assets from the most recently prepared financial statements of the Subscriber.

Subsection (m) of the definition of “accredited investor” requires a person, other than an individual or investment fund, to have net assets of at least CAD$5,000,000 as shown on its most recently prepared financial statements.

TO BE COMPLETED BY THE SUBSCRIBER

The Subscriber, other than an individual or investment fund, has net assets of at least CAD$5,000,000, as shown on its most recently prepared financial statements.

Yes ___ No ____

EXECUTED by the Subscriber this____day of ___________, 2025.

Print name of Subscriber

By:
Signature

Print name of Signatory (if different from Subscriber)

Title

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EXHIBIT 5

Form 45-106F9

Form for Individual Accredited Investors

WARNING!

This investment is risky.

Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY INTERNATIONAL BATTERY METALS LTD.

1. About your investment

Type of securities: Units, each comprised of one common share and one common share purchase warrant	Issuer: International Battery Metals Ltd.

Purchased from: International Battery Metals Ltd.

SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER

2. Risk acknowledgement

This investment is risky. Initial that you understand that:	Your initials

Risk of loss – You could lose your entire investment of $________________[Instruction: Insert the total dollar amount of the investment.]

Liquidity risk – You may not be able to sell your investment quickly – or at all.

Lack of information – You may receive little or no information about your investment.

Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.

3. Accredited investor status

You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.	Your initials

●	Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)
●	Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.

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●	Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.

●	Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)

4. Your name and signature

By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.

First and last name (please print):

Signature:	Date:

SECTION 5 TO BE COMPLETED BY THE SALESPERSON

5. Salesperson information

[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]

First and last name of salesperson (please print):

Telephone:	Email:

Name of firm (if registered):

SECTION 6 TO BE COMPLETED BY INTERNATIONAL BATTERY METALS LTD.

6. For more information about this investment

International Battery Metals Ltd.

Royal Centre, Suite 1750

1055 West Georgia Street

Vancouver, BC

V6E 3P3

Phone: +1-832-993-4429

Email: info@ibatterymetals.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

{The Subscriber should keep one copy of this form (signed by the Subscriber) for the Subscriber’s records.}

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EXHIBIT 6

FORM OF DECLARATION FOR REMOVAL OF U.S. LEGEND

TO:	INTERNATIONAL BATTERY METALS LTD. (the “Corporation”)
AND TO:	The registrar and transfer agent for the securities of INTERNATIONAL BATTERY METALS LTD.

The undersigned (A) acknowledges that the sale of the securities of INTERNATIONAL BATTERY METALS LTD. (the “Corporation”) to which this declaration relates is being made in reliance on Rule 904 of Regulation S (“Regulation S”) under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and (B) certifies that (1) the undersigned is not an “affiliate” (as that term is defined in Rule 405 under the U.S. Securities Act) of the Corporation, a “distributor” (as defined in Rule 902 of Regulation S under the U.S. Securities Act) or an affiliate of “distributor”, (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed on or through the facilities of a “designated offshore securities market” (as defined in Rule 902 of Regulation S under the U.S. Securities Act) and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged or will engage in any “directed selling efforts” in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of “washing-off” the resale restrictions imposed because the securities are “restricted securities” as that term is described in Rule 144(a)(3) under the U.S. Securities Act, (5) the seller does not intend to replace such securities sold in reliance on Rule 904 with fungible unrestricted securities, and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Unless otherwise specified, terms set forth above in quotation marks have the meanings given to them by Regulation S. The undersigned in making this Declaration acknowledges that the Corporation is relying on the contents hereof and hereby agrees to indemnify and hold harmless the Corporation for any and all liability, losses, claims and demands in any way related to the subject matter of this Declaration.

DATED at ________________this ____ day of_______________, 2025.

By:
Name:
Title:

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EXHIBIT 7

COLLECTION OF PERSONAL INFORMATION

This Subscription Agreement and the schedules hereto require the Subscriber to provide certain personal information (respecting the Subscriber and, if applicable, the beneficial purchaser for whom the Subscriber is contracting) to the Corporation. Personal information includes “personal information” as that term is defined under applicable privacy legislation, including without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar replacement or supplemental provincial or federal legislation or laws and, if applicable, the rules and policies of the TSXV in effect from time to time. Such information is being collected for the purposes of completing the Private Placement, which includes, without limitation, determining the eligibility of the Subscriber or, if applicable, the beneficial purchaser for whom the Subscriber is contracting, to purchase Units under applicable Securities Laws, preparing and registering certificates representing the Units to be issued hereunder and completing filings required under applicable Securities Laws or by any stock exchange, the Investment Industry Regulatory Organization of Canada and/or securities regulatory authorities.

In addition, such personal information may be used or disclosed by the Corporation for the purpose of administering the Corporation’s relationship with the Subscriber or, if applicable, the beneficial purchaser for whom the Subscriber is contracting. For example, such personal information may be used by the Corporation to communicate with the Subscriber or, if applicable, the beneficial purchaser for whom the Subscriber is contracting (such as by providing annual or quarterly reports), to prepare tax filings and forms or to comply with its obligations under taxation, securities and other laws (such as maintaining a list of holders of shares).

In connection with the foregoing, the personal information of the Subscriber or, if applicable, the beneficial purchaser for whom the Subscriber is contracting, may be disclosed by the Corporation to: (i) any stock exchanges or securities regulatory or taxation authorities; (ii) the Corporation’s registrar and transfer agent; and (iii) any of the other parties involved in the Offering, including legal counsel, and may be included in record books prepared in respect of the Offering.

By executing this Subscription Agreement, the Subscriber (on its own behalf and, if applicable, on behalf of the beneficial purchaser for whom the Subscriber is contracting) hereby consents to the collection, use and disclosure of such personal information. The Subscriber (on its own behalf and, if applicable, on behalf of the beneficial purchaser for whom the Subscriber is contracting) also consents to the filing of copies or originals of any of the documents provided to the Corporation by or on behalf of the Subscriber with any stock exchange, securities regulatory authority in relation to the transactions contemplated by this Subscription.

The Subscriber acknowledges that the Subscriber’s personal information and the personal information of any Disclosed Principal may be delivered to the Canadian securities commissions under the authority granted to them under securities legislation for the purposes of administration and enforcement of the securities legislation of the applicable Canadian province or territory. The public official of such Canadian province or territory who can answer questions about such indirect collection of personal information is set forth on Exhibit 9.

The Subscriber also acknowledges and consents to the collection, use and disclosure of the Subscriber’s personal information by the TSXV and its affiliates, authorized agents, subsidiaries and divisions, including the TSXV for the following purposes: (i) to conduct background checks, (ii) to verify personal information that has been provided about each individual, (iii) to provide disclosure to market participants as to the security holdings of directors, officers, other insiders and promoters of the Corporation or its associates or affiliates, (iv) to conduct enforcement proceedings, and (v) to perform other investigations as required by and to ensure compliance with all applicable rules, policies, rulings and regulations of the TSXV, Securities Laws and other legal and regulatory requirements governing the conduct and protection of the public markets in Canada. As part of this process, the Subscriber further acknowledges that the TSXV also collects additional personal information from other sources, including but not limited to, securities regulatory authorities in Canada or elsewhere, investigative, law enforcement or self-regulatory organizations, regulations services providers and each of their subsidiaries, affiliates, regulators and authorized agents, to ensure that the purposes set out above can be accomplished. The personal information collected by the TSXV may also be disclosed: (i) to the aforementioned agencies and organizations or as otherwise permitted or required by law and may be used for the purposes described above for their own investigations, and (ii) on the TSXV’s website or through printed materials published by or pursuant to the directions of the TSXV. The TSXV may from time to time use third parties to process information and/or provide other administrative services and may share information with such third party services providers.

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EXHIBIT 8

FORM 4C – CORPORATE PLACEE REGISTRATION FORM

Where subscribers to a Private Placement are not individuals, the following information about the Placee must be provided if such subscribers:

(a)	will hold more than 5% of the Issuer’s issued and outstanding Listed Shares upon completion of the Private Placement; or

(b)	are subscribing for more than 25% of the Private Placement.

This Form will remain on file with the Exchange. The corporation, trust, portfolio manager or other entity (the “Placee”) need only file it on one time basis, and it will be referenced for all subsequent Private Placements in which it participates. If any of the information provided in this Form changes, the Placee must notify the Exchange prior to participating in further placements with Exchange listed Issuers. If as a result of the Private Placement, the Placee becomes an Insider of the Issuer, Insiders of the Placee are reminded that they must file a Personal Information Form (2A) or, if applicable, Declarations, with the Exchange.

1.	Placee Information:

(a)	Name: ____________________________________________________________________________

(b)	Complete Address: ___________________________________________________________________
__________________________________________________________________________________

(c)	Jurisdiction of Incorporation or Creation: __________________________________________________

2.	(a)	Is the Placee purchasing securities as a portfolio manager: (Yes/No)?_____________________________

(b)	Is the Placee carrying on business as a portfolio manager outside of Canada: (Yes/No)? ___________

3.	If the answer to 2(b) above was “Yes”, the undersigned certifies that:

(a)	It is purchasing securities of an Issuer on behalf of managed accounts for which it is making the investment decision to purchase the securities and has full discretion to purchase or sell securities for such accounts without requiring the client’s express consent to a transaction;

(b)	it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a “portfolio manager” business) in ____________________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

(c)	it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

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(d)	the total asset value of the investment portfolios it manages on behalf of clients is not less than CDN $20,000,000; and

(e)	it has no reasonable grounds to believe, that any of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer has a beneficial interest in any of the managed accounts for which it is purchasing.

4.	If the answer to 2(a). above was “No”, please provide the names and addresses of Control Persons of the Placee:

Name *	City	Province or State	Country

*	If the Control Person is not an individual, provide the name of the individual that makes the investment decisions on behalf of the Control Person.

The undersigned acknowledges that it is bound by the provisions of applicable Securities Law, including provisions concerning the filing of insider reports and reports of acquisitions.

Dated at	on

(Authorized Signature)

(Official Capacity - please print)

(Please print name of individual whose signature appears above)

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Acknowledgement - Personal Information

“Personal Information” means any information about an identifiable individual, and includes information contained in sections 1, 2 and 4, as applicable, of this Form.

The undersigned hereby acknowledges and agrees that it has obtained the express written consent of each individual to:

(a)	the disclosure of Personal Information by the undersigned to the Exchange (as defined in Appendix 6B) pursuant to this Form; and

(b)	the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 6B or as otherwise identified by the Exchange, from time to time.

Dated at	on

(Name of Purchaser - please print)

(Authorized Signature)

(Official Capacity - please print)

(Please print name of individual whose signature appears above)

THIS IS NOT A PUBLIC DOCUMENT

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EXHIBIT 9

Contact Information for Applicable Canadian Provincial and Territorial Securities Regulatory Authorities

Alberta Securities Commission

Suite 600, 250 – 5th Street SW

Calgary, Alberta T2P 0R4

Telephone: 403-297-6454

Toll free in Canada: 1-877-355-0585

Facsimile: 403-297-2082

Public official contact regarding indirect collection of information: FOIP Coordinator

British Columbia Securities Commission

P.O. Box 10142, Pacific Centre

701 West Georgia Street

Vancouver, British Columbia V7Y 1L2

Inquiries: 604-899-6854

Toll free in Canada: 1-800-373-6393

Facsimile: 604-899-6581

E-mail: inquiries@bcsc.bc.ca

Public official contact regarding indirect collection of information: FOI Inquiries

The Manitoba Securities Commission

500 – 400 St. Mary Avenue

Winnipeg, Manitoba R3C 4K5

Telephone: 204-945-2548

Toll free in Manitoba: 1-800-655-5244

Facsimile: 204-945-0330

Public official contact regarding indirect collection of information: Director

Financial and Consumer Services Commission (New Brunswick)

85 Charlotte Street, Suite 300

Saint John, New Brunswick E2L 2J2

Telephone: 506-658-3060

Toll free in Canada: 1-866-933-2222

Facsimile: 506-658-3059

E-mail: info@fcnb.ca

Public official contact regarding indirect collection of information: Chief Executive Officer and Privacy Officer

Government of Newfoundland and Labrador Financial Services Regulation Division

P.O. Box 8700

Confederation Building

2nd Floor, West Block

Prince Philip Drive

St. John’s, Newfoundland and Labrador A1B 4J6

Attention: Director of Securities

Telephone: 709-729-4189

Facsimile: 709-729-6187

Public official contact regarding indirect collection of information: Superintendent of Securities

Government of the Northwest Territories Office of the Superintendent of Securities

P.O. Box 1320

Yellowknife, Northwest Territories X1A 2L9

Telephone: 867-767-9305

Facsimile: 867-873-0243

Public official contact regarding indirect collection of information: Superintendent of Securities

Nova Scotia Securities Commission

Suite 400, 5251 Duke Street

Duke Tower

P.O. Box 458

Halifax, Nova Scotia B3J 2P8

Telephone: 902-424-7768

Facsimile: 902-424-4625

Public official contact regarding indirect collection of information: Executive Director

Government of Nunavut Department of Justice Legal Registries Division

P.O. Box 1000, Station 570

1st Floor, Brown Building

Iqaluit, Nunavut X0A 0H0

Telephone: 867-975-6590

Facsimile: 867-975-6594

Public official contact regarding indirect collection of information: Superintendent of Securities

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Ontario Securities Commission

20 Queen Street West, 22nd Floor

Toronto, Ontario M5H 3S8

Telephone: 416-593-8314

Toll free in Canada: 1-877-785-1555

Facsimile: 416-593-8122

E-mail: exemptmarketfilings@osc.gov.on.ca

Public official contact regarding indirect collection of information: Inquiries Officer

Prince Edward Island Securities Office

95 Rochford Street, 4th Floor Shaw Building

P.O. Box 2000

Charlottetown, Prince Edward Island C1A 7N8

Telephone: 902-368-4569

Facsimile: 902-368-5283

Public official contact regarding indirect collection of information: Superintendent of Securities

Autorité des marchés financiers

800, rue du Square-Victoria, 22e étage

C.P. 246, tour de la Bourse

Montréal, Québec H4Z 1G3

Telephone: 514-395-0337 or 1-877-525-0337

Facsimile: 514-873-6155 (For filing purposes only)

Facsimile: 514-864-6381 (For privacy requests only)

E-mail: financementdessocietes@lautorite.qc.ca

(For corporate finance issuers); fonds_dinvestissement@lautorite.qc.ca

(For investment fund issuers)

Public official contact regarding indirect collection of information: Corporate Secretary

Financial and Consumer Affairs Authority of Saskatchewan

Suite 601 - 1919 Saskatchewan Drive

Regina, Saskatchewan S4P 4H2

Telephone: 306-787-5842

Facsimile: 306-787-5899

Public official contact regarding indirect collection of information: Director

Government of Yukon

Department of Community Services Office of the Superintendent of Securities

307 Black Street, 1st Floor

P.O. Box 2703, C-6

Whitehorse, Yukon Y1A 2C6

Telephone: 867-667-5466

Facsimile: 867-393-6251

E-mail: securities@gov.yk.ca

Public official contact regarding indirect collection of information: Superintendent of Securities

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